Posting Supplement No. 26 dated August 24, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 64969

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
64969	$9,950	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 64969. Member loan 64969 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Apex Technical School	Debt-to-income ratio:	21.37%
Length of employment:	8 years 4 months	Location:	Roselle Park, NJ

Home town:	elizabeth
Current & past employers:	Apex Technical School, wilcox-slidders
Education:

This borrower member posted the following loan description, which has not been verified:

a 10,000 loan from bank of america at a very high credit. I would like to convert it to a much lower interest loan with better payments

A credit bureau reported the following information about this borrower member on January 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	0
Revolving Credit Balance:	$17,482.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	0
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 320862

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
320862	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 320862. Member loan 320862 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	KnowledgeShift	Debt-to-income ratio:	4.44%
Length of employment:	3 years	Location:	Wheaton, IL

Home town:	Stuart
Current & past employers:	KnowledgeShift, iLinc Communications, Drake Beam Morin
Education:	Northwest Missouri State University

This borrower member posted the following loan description, which has not been verified:

I am self-employed and woudl like to make some expansions to my business. Revenues for the business were $168,000 last year current sales this year are at $68,000. My current expansion plans are to build an e-commerce portal with video and audio content that is downloaded to mobile devices both MP3/MP4 players and SmartPhones.

A credit bureau reported the following information about this borrower member on March 29, 2008:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	45
Revolving Credit Balance:	$23,310.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 350904

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
350904	$15,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 350904. Member loan 350904 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Philips	Debt-to-income ratio:	22.18%
Length of employment:	1 year	Location:	Alpharetta, GA

Home town:	Claremont
Current & past employers:	Philips, Cornerstone Media Group, Warranty Cororation of America
Education:	The Art Institute of Atlanta

This borrower member posted the following loan description, which has not been verified:

I am a young, professional working mom looking to consolidate debt into a lower interest rate. Due to my son's health problems, we have collected more debt than I am comfortable with between home improvement, credit card, and medical debts.

A credit bureau reported the following information about this borrower member on June 23, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,170.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 357374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
357374	$6,350	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 357374. Member loan 357374 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,250 / month
Current employer:	Self employed	Debt-to-income ratio:	14.08%
Length of employment:	5 years	Location:	San Francisco, CA

Home town:	San Francisco
Current & past employers:	Self employed, San Francisco State University
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

We have three credit cards we are slowly paying off. Each has less than three thousand dollars. Keeping up on the three payments is burdensome and the interest rate on one of the cards is exorbitantly high. Consolidating the debt to one manageable payment will ease the strain on our household. My wife is an immigration lawyer and I am a teacher

A credit bureau reported the following information about this borrower member on October 7, 2008:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,948.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 360434

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360434	$18,225	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360434. Member loan 360434 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Aquarius Company Inc.	Debt-to-income ratio:	14.34%
Length of employment:	7 years	Location:	Dallas, TX

Home town:	Binghamton
Current & past employers:	Aquarius Company Inc., Land Advisors Organization
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

I have really good credit and intend to keep it that way but Bank of America is killing me and will not lower my APR. Great ooportunity to help me and earn a respectable interest rate. Let's make this a win win situation. Thanks for your interest.

A credit bureau reported the following information about this borrower member on October 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	12
Revolving Credit Balance:	$34,821.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 372947

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372947	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372947. Member loan 372947 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,458 / month
Current employer:	The Evergreen Corporation dba Evergreen Construction	Debt-to-income ratio:	17.64%
Length of employment:	1 year 6 months	Location:	Atlanta, GA

Home town:	Florence
Current & past employers:	The Evergreen Corporation dba Evergreen Construction
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

This loan will payoff the balance left on the engagement ring as well as the rehearsal dinner and honeymoon package. I would rather get the loan from Lending Club than carry it on my credit card for the next couple of years or so.

A credit bureau reported the following information about this borrower member on January 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,398.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384157

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384157	$5,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384157. Member loan 384157 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,150 / month
Current employer:	Luck Brothers Inc	Debt-to-income ratio:	7.92%
Length of employment:	12 years	Location:	Champlain, NY

Home town:	Platte
Current & past employers:	Luck Brothers Inc
Education:	Postdam College

This borrower member posted the following loan description, which has not been verified:

Consolidate one loan and one credit card balance

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1978	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,874.00	Public Records On File:	0
Revolving Line Utilization:	5.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386188

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386188	$9,500	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386188. Member loan 386188 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Snohomish Fire & Rescue	Debt-to-income ratio:	9.51%
Length of employment:	4 years 8 months	Location:	Snohomish, WA

Home town:
Current & past employers:	Snohomish Fire & Rescue
Education:

This borrower member posted the following loan description, which has not been verified:

Support American Family Farms! We just signed a lease for an additional 480 acres. We will be growing barley, wheat, canola, corn, and mustard. We have all the money for the lease, we just need a little extra to help pay for seed, fuel, etc. Our family has been farming at this loaction for 85 years, so we already haved the equipment, know-how, etc. We have a contract in place for half of our crops, and buyers lined up for everything we produce. I also have a job as a full-time firefighter, so no matter what, we will make the loan payments.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	35
Revolving Credit Balance:	$17,105.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396451	$11,100	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396451. Member loan 396451 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	progressive Insurance	Debt-to-income ratio:	11.92%
Length of employment:	10 years	Location:	clifton park, NY

Home town:	Kingston
Current & past employers:	progressive Insurance, Prudential Insurance, Metlife Insurance
Education:	SUNY Empire State College

This borrower member posted the following loan description, which has not been verified:

I have been working at Progressive Insurance for 10 years. I had to move unexpectadly out of my home of 7 years and incurred expenses in moving into a new apartment. There is pending a separation settlement which I will be receiving 50% of the equity in the home I left.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	38	Months Since Last Delinquency:	7
Revolving Credit Balance:	$5,179.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398484

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398484	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398484. Member loan 398484 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	General RV Center	Debt-to-income ratio:	16.38%
Length of employment:	5 years	Location:	Chesterfield, MI

Home town:	Jacksonville
Current & past employers:	General RV Center, US Air Force
Education:	Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

I am a married man, with a child on the way working in the retail world in Detroit. I am trying to finish my aviation education to change careers.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,325.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 402791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402791	$12,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402791. Member loan 402791 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Merrill Lynch	Debt-to-income ratio:	23.14%
Length of employment:	2 years 4 months	Location:	Jacksonville, FL

Home town:	Jacksonville
Current & past employers:	Merrill Lynch, Keith V Holland DDS
Education:	FCCJ

This borrower member posted the following loan description, which has not been verified:

I will use the loan to avoid paying the high interest rates on 3 cards. Would like to have 1 monthly payment instead of 3.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,481.00	Public Records On File:	0
Revolving Line Utilization:	96.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405643	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405643. Member loan 405643 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,800 / month
Current employer:	US Navy	Debt-to-income ratio:	1.33%
Length of employment:	11 years 8 months	Location:	Lemon Grove, CA

Home town:	Indianapolis
Current & past employers:	US Navy, Cameron Electric
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using the money to buy the parts and build my dream car. I am a reliable canidate for a loan. I have an excellent credit history, a very stable job in the United Sates Military, with a gauranteed income.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,279.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414608	$3,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414608. Member loan 414608 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Caterpillar Inc.	Debt-to-income ratio:	1.80%
Length of employment:	2 years 5 months	Location:	Groveland, IL

Home town:	Seoul, South Korea
Current & past employers:	Caterpillar Inc.
Education:	Bradley University

This borrower member posted the following loan description, which has not been verified:

I would like to have all of my debt in one easy place to pay off.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,087.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422630

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422630	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422630. Member loan 422630 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,800 / month
Current employer:	Hartford Financial Services Group	Debt-to-income ratio:	8.28%
Length of employment:	2 years 9 months	Location:	Enfield, CT

Home town:	Enfield
Current & past employers:	Hartford Financial Services Group
Education:	Branford Hall Career Institute-Windsor Campus

This borrower member posted the following loan description, which has not been verified:

I would like an apr of 7.99% for 36 months.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,328.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424104

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424104	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424104. Member loan 424104 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,100 / month
Current employer:	Sutter Health Support Services	Debt-to-income ratio:	8.95%
Length of employment:	1 year	Location:	El DOrado Hills, CA

Home town:	Sacramento
Current & past employers:	Sutter Health Support Services, Sutter Medical Center of Santa Rosa, MountainView Hospital
Education:	University of California-Davis (UC Davis), University of Southern California (USC), California State University-Northridge (CSUN)

This borrower member posted the following loan description, which has not been verified:

I have my son and daughter in college away from home. It is expensive! I would like to consolidate the expenses I have already incurred expenses which are on high rate credit cards and need to have money to pay for the years that remain. A loan at a good rate will make more money available. I pay all my bills on time. I am a pharmacist and my wife is a nurse practitioner. We have good salaries and secure jobs with major health care companies. We are home owners. This money will be very secure.

A credit bureau reported the following information about this borrower member on July 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,340.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 425961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425961	$12,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425961. Member loan 425961 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	n/a	Debt-to-income ratio:	20.91%
Length of employment:	2 years 3 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:
Education:	Sam Houston State University

This borrower member posted the following loan description, which has not been verified:

Hello, My name is Michael and I have just recently bought my first home. When looking for houses, I picked a house that was selling for a discount in a good neighborhood; because it needed remodeling. I have put together a budget and plans for the remodel so far, the only thing that I lack is the cash up front to make things happen. I have a background in Construction with a Bachelors Degree in Construction Management and am currently working as a Commercial General Contractor in the Houston area. I appreciate you taking the time to consider this loan for me.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	74
Revolving Credit Balance:	$4,114.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 426354

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426354	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426354. Member loan 426354 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	n/a	Debt-to-income ratio:	0.14%
Length of employment:	n/a	Location:	St. Charles, MO

Home town:	st louis
Current & past employers:	Mid Rivers Glassblowing, Inc. St Charles MO 636-939-9003, Millenium Pain Managment St Peters MO 636229-5910
Education:	St Charles Community COllege, Bryant Institute 1995 COmputer Programming

This borrower member posted the following loan description, which has not been verified:

Greetings! I am asking for a startup loan for my internet boutique business. I currently do not have my own income, I am a stay at home mom starting back to work depending on my husbands income and ready to make my own. I want to be a financial support to my family and am ready for the work required to run my own business. The majority of our inventory will consist of high quality items; clothing and accessories, from artists both local and global. A unique blend of vintage and glamorous for the fashion conscious consumer wanting to experience personalized service at thier convenience 24 hrs a day. I appreciate your interest and would love to talk to you soon in regards to the details. Thank you and have a Glamorous Day! Jeanne Crackel

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	21
Revolving Credit Balance:	$197.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426389

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426389	$11,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426389. Member loan 426389 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,667 / month
Current employer:	Naval Air Systems Command	Debt-to-income ratio:	7.14%
Length of employment:	29 years 4 months	Location:	Solomons, MD

Home town:	Philadelphia
Current & past employers:	Naval Air Systems Command
Education:	University of Maryland-University College, Johns Hopkins University

This borrower member posted the following loan description, which has not been verified:

Balance originally $16,000 it is now down to ~$11,000. Credit Card company gave me a term of 3.99% balance for life of balance. Never, ever late; always paid more than the minimum. Credit Card company unexpectedly changed the rate. Very unhappy with the company - they do not deserve my business. Request a loan to pay off cc company.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,162.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 428204

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428204	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428204. Member loan 428204 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	Cablevision	Debt-to-income ratio:	16.26%
Length of employment:	8 years 10 months	Location:	KINGS PARK, NY

Home town:	Huntington
Current & past employers:	Cablevision, Verizon
Education:	New York Institute of Technology-Old Westbury

This borrower member posted the following loan description, which has not been verified:

Getting rid of Credit cards once and for all!!! Help!

A credit bureau reported the following information about this borrower member on July 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$273,853.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 429311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429311	$12,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429311. Member loan 429311 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,130 / month
Current employer:	Grossmont Schools FCU	Debt-to-income ratio:	10.39%
Length of employment:	3 years	Location:	San Diego, CA

Home town:
Current & past employers:	Grossmont Schools FCU
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

I have been in business for 3 years now and will be expanding. Base on our experience, and demand from our customers I would need some investment funds to purchase equipment and build a kiosk. I am very reliable and responsible. One outstanding loan was paid in full in early August.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,577.00	Public Records On File:	0
Revolving Line Utilization:	6.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430161

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430161	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430161. Member loan 430161 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Self	Debt-to-income ratio:	7.56%
Length of employment:	5 years	Location:	San Francisco, CA

Home town:	Tucson
Current & past employers:	Self, Variety of freelance clients, references available on request
Education:	University of Arizona, Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I am a freelance writer / blogger who has worked independently for nearly ten years. I am highly responsible with my finances and have been able to consistently pay all of my bills on time in spite of my freelance status. In fact, at the end of 2008, I had paid off all of the credit card debt that I owed and started a savings account. Unfortunately, I've come into a series of health problems this year. I do have health insurance but it's not covering a large percentage of the bills that I have to pay. None of these health problems are ongoing. (They are things like an emergency removal of painful wisdom teeth which cost several thousand dollars.) However, two things have occurred. First, I am having trouble paying the bills without entirely depleting my savings. And second, because of the recovery time for my conditions, I've been working less which has reduced my income. I do have the credit cards necessary to make these payments if needed but was hoping to get a better rate on a private loan since my credit card interest rates are high. I have a very strong history of loan repayment and I do have a steady income despite the fact that it's been reduced due to the medical conditions.

A credit bureau reported the following information about this borrower member on July 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431035	$14,075	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431035. Member loan 431035 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Sovereign Bank	Debt-to-income ratio:	16.33%
Length of employment:	2 years 3 months	Location:	BRICK, NJ

Home town:	Bridgewater
Current & past employers:	Sovereign Bank, FedEx, Medex EMSI, Boscov's, Wawa, Best Buy Co. Inc., Pathmark Stores
Education:	Brookdale Community College

This borrower member posted the following loan description, which has not been verified:

Always pay bills on time. Just need to consolidate my debt down in order to lower monthly payments and pay debt off in a reasonable timeframe

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,496.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431198

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431198	$2,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431198. Member loan 431198 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	US National Central Bureau - Interpol	Debt-to-income ratio:	12.58%
Length of employment:	4 years 8 months	Location:	Lake Villa, IL

Home town:	Kansas City
Current & past employers:	US National Central Bureau - Interpol, US Navy
Education:	Iowa State University

This borrower member posted the following loan description, which has not been verified:

I will be leaving the military next year and will be expanding my current side business to a full time job. I currently run Layer Four Solutions (www.layerfour.net), where I install wired and wireless internet access systems in hotels, apartment buildings and other multi-tenant buildings. The business is doing great right now and is profitable. I am looking for additional capital to expand so that I can continue full time once I leave the military. The break down is: $900 - additional equipment. $600 - startup costs for three new sites. $500 - Labor costs for on site equipment installation.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	35
Revolving Credit Balance:	$4,047.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 431454

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431454	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431454. Member loan 431454 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	northern trust	Debt-to-income ratio:	20.69%
Length of employment:	1 year 6 months	Location:	KATY, TX

Home town:	Houston
Current & past employers:	northern trust, Citigroup Inc.
Education:	Trinity University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my credit card debt. I would like a loan with a rate no higher than 15% and a monthly payment in the 350 range. I would also liek the term of the loan to be 3-5 years

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,053.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 432184

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432184	$2,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432184. Member loan 432184 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,292 / month
Current employer:	Morale Rec & Welfare Naval Support Activity	Debt-to-income ratio:	23.26%
Length of employment:	4 years 9 months	Location:	mechanicsburg, PA

Home town:	BUCYRUS
Current & past employers:	Morale Rec & Welfare Naval Support Activity, HOLY SPIRIT HOSPITAL
Education:

This borrower member posted the following loan description, which has not been verified:

With current interest rates, i just cant seem to get anywhere with paying off credit cards. I hope to get consolidated, with lower interest and lower payment so im not scraping by and can get out of debt sooner. When my car payment was late, i got a second job to pay it off.All other accounts report as paid/never late.I am recieving half the amount of child support entitled to after receiving $0 the first year after divorce.My credit score dropped 100 pts since divorce and i want to build it back up.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	7
Revolving Credit Balance:	$15,225.00	Public Records On File:	0
Revolving Line Utilization:	55.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432730

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432730	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432730. Member loan 432730 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	toyota of the bronx	Debt-to-income ratio:	13.32%
Length of employment:	4 years 3 months	Location:	MASSAPEQUA, NY

Home town:	Brooklyn
Current & past employers:	toyota of the bronx, queensboro toyota
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

Buying a 50% stake in a up and running as well as profitable family owned business.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$414,475.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432831	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432831. Member loan 432831 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	LCG Corporation	Debt-to-income ratio:	15.90%
Length of employment:	2 years 2 months	Location:	Laguna Niguel, CA

Home town:	Kansas City
Current & past employers:	LCG Corporation, Natures Image
Education:	Pennsylvania State University-Penn State Beaver

This borrower member posted the following loan description, which has not been verified:

Established Landscaping Contractor needing operating capital for the next couple of months. We are a niche company that specializes in Native Habitat Restoration. We are growing, have approximate $120,000 in receivables. Most of our work occurs Fall through Winter unlike most Landscape companies, We have work lined up for this Fall. Our Website is www.lcgofcalifornia.com

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,018.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433014	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433014. Member loan 433014 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	CareerBuilder.com	Debt-to-income ratio:	5.66%
Length of employment:	2 years 6 months	Location:	Chicago, IL

Home town:	Minneapolis
Current & past employers:	CareerBuilder.com, Ahmerst H. Wilder Foundation
Education:	University of Minnesota-Twin Cities, Argosy University- Eagan Campus (MN)

This borrower member posted the following loan description, which has not been verified:

I have already been pre-aproved through lending Tree and was approved by you. This loan was pre-approved as as co-loan. My credit score was already checked. Please do not chack it again as it effects my score.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	45
Revolving Credit Balance:	$25,818.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433364	$12,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433364. Member loan 433364 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,333 / month
Current employer:	CBIZ-MMP Inc	Debt-to-income ratio:	5.87%
Length of employment:	11 years 2 months	Location:	BIRMINGHAM, AL

Home town:	Montgomery
Current & past employers:	CBIZ-MMP Inc
Education:	The University of Alabama

This borrower member posted the following loan description, which has not been verified:

I got married last November and paid for the entire wedding. My wife quit her teaching job to prepare for the wedding and the economy turned. She couldn't get a job for this year. She is currently unemployed, but actively seeking employment in other industries. I have a disabled mother-in-law who I help financially. Over the past few months, we have had a string of unexpected expenses. I have a 6 figure job and a great credit rating. I'm looking for a bridge loan to get me through the next several months until a year end bonus. I need a personal loan with no early payment penalty. I'm shopping around my options to see the best loan. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,068.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433618	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433618. Member loan 433618 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,208 / month
Current employer:	The Marketing Directors Inc	Debt-to-income ratio:	14.17%
Length of employment:	1 year 4 months	Location:	MONROE, CT

Home town:	Manhattan
Current & past employers:	The Marketing Directors Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Requesting a loan to consolidate debt. Interested in possibly paying back loan making 2 payments a month to coordinate with my paychecks.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$86,555.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433800	$11,750	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433800. Member loan 433800 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	TIAA-CREF	Debt-to-income ratio:	22.51%
Length of employment:	2 years	Location:	LITTLETON, CO

Home town:	Denver
Current & past employers:	TIAA-CREF, Charles Schwab
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

would like to pay down credit cards

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,470.00	Public Records On File:	0
Revolving Line Utilization:	87.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433823	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433823. Member loan 433823 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Klufa Enterprises	Debt-to-income ratio:	16.03%
Length of employment:	3 years 8 months	Location:	Pilot Point, TX

Home town:	Tonkawa
Current & past employers:	Klufa Enterprises, L & S Machine, Learjet/Bombardiar, Aircraft Instruments & Development, Inc
Education:	Oklahoma State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am partnering with someone who has already run a successful restaurant in the location we have picked. The landlord lost the building and so she lost her lease. We have looked at the growth estimated for North Texas and know that this is a time to move. We have a tentative negotiated lease at a very reasonable amount for this area, we have compiled a list of needed materials, we have estimated our sales based on past experience, we have layed out the floorplan and we have built in our plan for growth. My partner already operates a successful and respected restaurant in the Dallas area.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,747.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433824	$4,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433824. Member loan 433824 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,542 / month
Current employer:	Division of Child Support	Debt-to-income ratio:	14.38%
Length of employment:	5 years	Location:	YORKTOWN, VA

Home town:	Dover
Current & past employers:	Division of Child Support, Us Bank, Nations Bank NA
Education:	Delaware State College

This borrower member posted the following loan description, which has not been verified:

I am using the money for a downpayment on a vehicle. I have a vehicle and co signed for a friend for a vehicle about a year ago. They came upon hard times and are unable to afford the vehicle. I traded both vehicles,and the financial institution could only finance up to 110% of the msrp of the new vehicle. So I have to make a downpayment of $4000.00. I know in today's society having good credit is very important,and I work very hard to maintain a good credit rating.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,549.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433869	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433869. Member loan 433869 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Total Marine Solutions	Debt-to-income ratio:	14.19%
Length of employment:	7 years 11 months	Location:	Pembroke Pines, FL

Home town:	Weehawken
Current & past employers:	Total Marine Solutions, Unitor Ships Service
Education:	Monmouth College, Stevens Institute of Technology

This borrower member posted the following loan description, which has not been verified:

Last year I bought a home while the market was low which took months to close on, short sale. It was a good deal but the house needed some work, and I developed debt in order to complete the work. I am able to pay the debt, however, the increase has affected my credit score. I am looking to reduce my payments while at the same time increasing my score. I am a reliable, Managing Director with a small secure firm. I will look to pay the debt off as soon as possible, likely before the term.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	63
Revolving Credit Balance:	$31,076.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434000	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434000. Member loan 434000 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	All Animal Clinic	Debt-to-income ratio:	22.98%
Length of employment:	n/a	Location:	Hattiesburg, MS

Home town:	Pensacola
Current & past employers:	All Animal Clinic, Adventist Health Center, Victoria's Secret
Education:	Mississippi State University, University of Southern Mississippi, Pearl River Community College

This borrower member posted the following loan description, which has not been verified:

I graduated from vet school 2 years ago and I have several credit cards that have crazy interest rates and large balances. I have made a large dent in my debt over the last 2 years and I am wanting to completely rid myself of these credit cards. I have been to the bank but cannot get that kind of money from them because although my credit is excellent, I have no equity. I hope this will be my out. I make 79,000/year.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,114.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434021	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434021. Member loan 434021 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	DLW Consulting	Debt-to-income ratio:	0.01%
Length of employment:	5 years 3 months	Location:	North Hills, CA

Home town:
Current & past employers:	DLW Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to use the amount to cover for sons wedding expense. My son is entering into an adulthood, getting married and becoming a family man. By applying for this loan, I will be helping him to become a responsible man. He is the one who will be making payments on this loan, and I strongly believe that this will teach him great responsibilty life lesson. If he dont, I will take care of this loan without a problem since the same lesson was taught by my father exactly the same way.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,321.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434022

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434022	$2,800	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434022. Member loan 434022 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$667 / month
Current employer:	Millen United Methodist Church	Debt-to-income ratio:	15.15%
Length of employment:	1 year 2 months	Location:	MILLEN, GA

Home town:	Augusta
Current & past employers:	Millen United Methodist Church, Magnolia Manor Methodist Retirement Home, Magnolia Springs State Park
Education:	Georgia Southwestern State University, Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I need a loan to finance a new vehicle. I have always done well with paying my bills on time and money management. Thank you for your condieration of this loan.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,146.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434048	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434048. Member loan 434048 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	the single file	Debt-to-income ratio:	15.97%
Length of employment:	15 years 3 months	Location:	AUSTIN, TX

Home town:	Manchester
Current & past employers:	the single file
Education:	University of Texas, Georgia State University DCCC, ACC

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate credit card debt to ease my financial situation and facilitate my impending divorce. I have a good credit score and my payment history is reflected in my credit report. i intend to autodraft my payment and agree to a repayment schedule as short as three years.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	26
Revolving Credit Balance:	$22,082.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434055

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434055	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434055. Member loan 434055 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,538 / month
Current employer:	Total technology Solutions	Debt-to-income ratio:	12.50%
Length of employment:	10 years	Location:	forest hills, NY

Home town:	Fair Lawn
Current & past employers:	Total technology Solutions, self
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a car and limo service. Business has been around for over 10 yrs with a excellent reputation in the area Will be generating revenue from the get go Owner is looking to retire and would like to sell to my family who has been in the business for many yrs I will still be running my current business

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	24
Revolving Credit Balance:	$21,048.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434063

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434063	$6,700	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434063. Member loan 434063 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	Chuck Redding	Debt-to-income ratio:	10.08%
Length of employment:	2 years 6 months	Location:	St.petersburg, FL

Home town:	Baltimore
Current & past employers:	Chuck Redding, Bob Horgrafes, Tim White
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get a loan of six thousand dollars to fix up my kitchen, it is in dire need of repair and thought Lending club/E loan could help me.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	21
Revolving Credit Balance:	$6,007.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434076	$13,300	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434076. Member loan 434076 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,323 / month
Current employer:	J.Kings Foor Service Professionals	Debt-to-income ratio:	4.60%
Length of employment:	7 years 4 months	Location:	Patchogue, NY

Home town:	San Salvador
Current & past employers:	J.Kings Foor Service Professionals
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to take a loan out to refinance my credit card debt. Here is a detailed breakdown of what I owe: American Express: $5,000 Suffolk Federal Credit Union Visa: $4,500 Bank Of America Visa: $1,300 Discover Card: $500 Suffolk Federal Credit Union Line of Credit: $2,000 I am paying many different interest rates above 20% APR on these cards and will probably cancel them when I pay them off.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,086.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434092	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434092. Member loan 434092 was requested on August 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,642 / month
Current employer:	Unified Grocers	Debt-to-income ratio:	17.09%
Length of employment:	34 years 2 months	Location:	Newport Beach, CA

Home town:	Portland
Current & past employers:	Unified Grocers, University of California at Irvine
Education:	Orange Coast College

This borrower member posted the following loan description, which has not been verified:

In a six month period that included two heart attacks, a bout with E-coli and Toxic Shock Syndrome followed by a spinal reconstruction, my wife is finally back on the road to full strength. We had insurance, but that didn't cover the time that I lost and overtime is my bread and butter income. Now, add the companies increasing, even doubling their finance charges. We have 12% and 14% cards that are now 24.9%, and their reason why when I called? Just because they could! Now who knows what's coming down the road. If you can help we can do more than thank you, we can pay you. We have never defaulted on anything. Thank you.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,379.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434106	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434106. Member loan 434106 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	America Approved	Debt-to-income ratio:	11.04%
Length of employment:	1 month	Location:	PROVIDENCE, RI

Home town:	Willimantic,
Current & past employers:	America Approved
Education:	Wheaton College-Norton, Fordham University

This borrower member posted the following loan description, which has not been verified:

This is to consolidate loans.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,361.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434141

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434141	$7,200	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434141. Member loan 434141 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,158 / month
Current employer:	Duval County Public Schools	Debt-to-income ratio:	16.31%
Length of employment:	3 years	Location:	Jacksonville, FL

Home town:	Philadelphia
Current & past employers:	Duval County Public Schools
Education:	University of North Florida, Queens University of Charlotte

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my credit cards now in order to boost my credit score. I was a victim of credit fraud and I'm doing everything I can to get my score back in shape! I'm a teacher of four years with a great head on my shoulders and have never had a late payment! I have my BA in English and am currently pursuing my MA.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,967.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434143

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434143	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434143. Member loan 434143 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	Utopic Results LLC	Debt-to-income ratio:	6.89%
Length of employment:	7 years 2 months	Location:	Ashburn, VA

Home town:	Takoma Park
Current & past employers:	Utopic Results LLC, Community Bank of Northern Virginia
Education:	University of Delaware

This borrower member posted the following loan description, which has not been verified:

Buying a house with ARV value of 310K for 177,200. I need 20k for repairs which include new shingles for roof, new carpets, paint, new light fixtures, new kitchen cabinets and miscellaneous handy man repairs. Once repairs are completed house will be sold for 310 and loan will be repaid.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,068.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434155	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434155. Member loan 434155 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,333 / month
Current employer:	Global Vision International	Debt-to-income ratio:	1.61%
Length of employment:	5 years 4 months	Location:	Palmdale, CA

Home town:	Denver
Current & past employers:	Global Vision International
Education:	Community College of Denver

This borrower member posted the following loan description, which has not been verified:

My Wedding coast is about $40000.00 , I do have the Half of that in my savings account, looking for the other half to make it HAPPEN!!!

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,757.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434197	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434197. Member loan 434197 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Stratus Group Inc.	Debt-to-income ratio:	22.06%
Length of employment:	15 years 6 months	Location:	Trenton, OH

Home town:	Hamilton
Current & past employers:	Stratus Group Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I would like this loan to pay off my high interest credit cards and some medical bills.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	28
Revolving Credit Balance:	$24,971.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434239	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434239. Member loan 434239 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	The Just Company	Debt-to-income ratio:	13.87%
Length of employment:	1 year 2 months	Location:	Indianapolis, IL

Home town:	Columbus
Current & past employers:	The Just Company, Enterprise Rent-a-Car
Education:	DePauw University, Butler University

This borrower member posted the following loan description, which has not been verified:

I'll use the money to pay off two credit cards that have recently dramatically increased their interest rate due to "current financial conditions," even though I've made my payments on time for more than five years for each of the cards. My goal is to completely pay off all of my non-mortgage debt and by refinancing this debt with a fixed rate I think this is completely obtainable within three years, although my goal is to pay it off more quickly. About me: I'm currently working on my MBA and work for a registered investment advisor. I have a steady paycheck, and my employer is actually expanding business. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,684.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434244

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434244	$15,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434244. Member loan 434244 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,867 / month
Current employer:	IBM	Debt-to-income ratio:	15.58%
Length of employment:	18 years 6 months	Location:	Atlanta, GA

Home town:	Somerville
Current & past employers:	IBM, The Travelers Companies Inc.
Education:	University of Pennsylvania, mba, Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

Just moved from Atlanta to Georgia in January. In process of consolidating debt and would like to do under this loan

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1981	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	69
Revolving Credit Balance:	$17,057.00	Public Records On File:	0
Revolving Line Utilization:	82.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434265

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434265	$15,850	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434265. Member loan 434265 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Country Kids	Debt-to-income ratio:	22.66%
Length of employment:	8 years 8 months	Location:	New Milford, CT

Home town:	Brookfield
Current & past employers:	Country Kids
Education:	Albertus Magnus College

This borrower member posted the following loan description, which has not been verified:

I am trying to get a personal loan to help me consolidate all of my debt. I am a young professional with a full time job, and I am also trying to put myself through school to further my degree. I own my own condo in New Milford but, unfortunately, today's market will not allow me to pull equity from my home in order to consolidate my debt. I am an all-around responsible individual, as I have never made a late payment, filed for bankruptcy, or defaulted on any of my loans or other financial obligations. I have tried numerous financial institutions time, and time again to try and get a personal loan; the main purpose being to consolidate my debt at a lower interest rate. Needless to say, I have had no luck...as we all know, borrowing from the banks has become increasingly difficult these days, which is why I have turned to the Lending Club. Please Help! Thank you for your time and consideration!

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,643.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434285	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434285. Member loan 434285 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	7 months	Location:	Oregon City, OR

Home town:	Portland
Current & past employers:
Education:	Oregon State University

This borrower member posted the following loan description, which has not been verified:

I am looking to buy a local FedEx Ground route. The route has been established for 7 years or longer and has a very consistent income of $1000-$1100 per week net. It is a low-risk, turn-key business. I am very financially responsible, have excellent credit (802 recent score per my credit union) and have never defaulted on a loan or even missed a payment in my approximate 15 years of credit history. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$698.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434309

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434309	$10,250	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434309. Member loan 434309 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Frehner Construction	Debt-to-income ratio:	11.13%
Length of employment:	4 years 3 months	Location:	Las Vegas, NV

Home town:	Missoula
Current & past employers:	Frehner Construction, CI Contractors
Education:	Montana Tech of the University of Montana, Montana State University-Bozeman

This borrower member posted the following loan description, which has not been verified:

My name is Blake. I'm 28, have a wife, 4 kids, and one on the way. I have a B.S. in Engineering and have been working within my degree since I graduated college in May 2005. I am successful in what I do and have been a salaried employed by the same company (minus a 5 month hiatus where I quit to work for another company) since I graduated. As a note, my company was more than willing to take me back, thank goodness. My situation is probably not unique from many other people's however one thing that is unique about me is that I respect and fulfill every debt that I have incurred. I have never had negative comments on my credit report and do whatever it takes to fulfill my obligations including taking second jobs and working as much as 100 hours a week or more. So you are probably wondering how I got to the point where I am writing this asking for a loan to pay off credit cards. When I married my wife she had a 2 year old son. At that point I had two years of college left. Within these two years, my stepson's father dragged us into court 4 times. Since college he has dragged us into court 2 more times. Attorney's fees stacked up fast and during college we had no other option. Either pay cash and be forced to live on credit or visa versa. Needless to say by the time I graduated and started my career we were already way behind the financial 8-ball and have not been able to recuperate. I feel probably like most, that there is no way out and no light at the end of the tunnel. I will not try a counseling scam and until now I had no knowledge of peer-to-per lending. I think the concept is brilliant. Why not help others that are willing to help you. Its a win win situation. I don't feel I have been irresponsible with my credit. I don't have "toys", expensive electronics (I salvaged our TV from my neighbors trash), or even go on vacation. Regardless, its to the point now where I need to see a light at the end of the tunnel. If I can see a date on a calendar where I know the debt will be gone that would be a great relief to me and my marriage. When I was growing up, the one thing I swore to myself was that I was going to be financially stable for my kids. I wanted them to grow up without worrying about money as I did. Not that my kids are old enough to worry about that now but if this continues I know I will fail. Whether or not you contribute to my loan request thank you for taking the time to read my note.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,268.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434317	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434317. Member loan 434317 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,571 / month
Current employer:	County of San Mateo	Debt-to-income ratio:	10.30%
Length of employment:	3 years	Location:	San Mateo, CA

Home town:	Saigon
Current & past employers:	County of San Mateo, Blockbuster
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

Please contact me. I would like to consolidate my debt into one payment without taking a massive hit to my credit score. I am currently employed full time.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	22
Revolving Credit Balance:	$15,735.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434386	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434386. Member loan 434386 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Office Associates	Debt-to-income ratio:	22.55%
Length of employment:	2 years 4 months	Location:	Cumming, GA

Home town:
Current & past employers:	Office Associates, United Online
Education:	New York Institute of Technology-Central Islip

This borrower member posted the following loan description, which has not been verified:

I'm looking to reduce my high interest rate CC balances. I have a good credit history. I want to pay off my Credit card balances and just make monthly payments on this loan.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	48	Months Since Last Delinquency:	5
Revolving Credit Balance:	$25,920.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434456

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434456	$3,600	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434456. Member loan 434456 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,667 / month
Current employer:	mercedes benz	Debt-to-income ratio:	3.60%
Length of employment:	5 years	Location:	PARAMOUNT, CA

Home town:	Paramount
Current & past employers:	mercedes benz, U.S Marine Corps
Education:	california state university, fullerton

This borrower member posted the following loan description, which has not been verified:

I will use this loan for my senior year of college and will have paid it off completly in one year or less.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,475.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434459

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434459	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434459. Member loan 434459 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,333 / month
Current employer:	McDermott Will and Emery	Debt-to-income ratio:	10.49%
Length of employment:	1 year	Location:	CHICAGO, IL

Home town:	Columbus
Current & past employers:	McDermott Will and Emery
Education:	Washington University in St Louis

This borrower member posted the following loan description, which has not been verified:

Looking to but the parking spot for my condo. Putting 25K up and need a loan for 15K.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	38
Revolving Credit Balance:	$2,079.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434489

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434489	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434489. Member loan 434489 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	Beneficial Health and Life Ins. Srvcs.	Debt-to-income ratio:	24.89%
Length of employment:	6 years 6 months	Location:	Moorpark, CA

Home town:	Northridge
Current & past employers:	Beneficial Health and Life Ins. Srvcs., McBain Instruments
Education:	California State University-Northridge (CSUN)

This borrower member posted the following loan description, which has not been verified:

My wife and I used our credit cards to help establish our Insurance company. The company is now doing well and I'm looking to consolidate the debt into one loan at a better rate.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,861.00	Public Records On File:	0
Revolving Line Utilization:	65.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434530

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434530	$20,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434530. Member loan 434530 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Albertsons, Inc.	Debt-to-income ratio:	0.32%
Length of employment:	11 years	Location:	Huntington Beach, CA

Home town:	Orange County
Current & past employers:	Albertsons, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Our business like many others has suffered in the past year and we are looking procure funds for working capital and to clear our vendor accounts.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$589.00	Public Records On File:	0
Revolving Line Utilization:	3.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434549	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434549. Member loan 434549 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Hannspree North America, Inc.	Debt-to-income ratio:	24.27%
Length of employment:	1 year 6 months	Location:	El Monte, CA

Home town:	Casper
Current & past employers:	Hannspree North America, Inc., Proview Technology, Inc.
Education:	Mount Sierra College

This borrower member posted the following loan description, which has not been verified:

I am one of the unlucky people that Chase decided to increase 5% of my total balance as my minimum fee. I have been with Chase for over 10 years and had no issue paying them more than the minimum balance fee. I never missed a payment since it is auto deducted from my checking account. I was one of the few that got suckered into their balance transfer scheme. I transferred into Chase for their 3.99% until the life of the balance. I decided to balanced transfer $25,000 and pay $750 per month so that I can finish within 3 years. Now almost 7 months into the deal, I have to pay Chase $1250 per month due to their 5% increase. They told me I have a choice, either play $1250 per month, close the account and pay in full, or take the 9.99% APR hike instead of the 3.99% APR. This is why I need your help. I want to transfer all my remaining balance and get rid of Chase and their devious plan to exploit on unfortunate consumers. This is an outage and everyone who are with Chase should file a class suit. I hope you undestand my situation and thank you for all your help and support.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,878.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434552	$18,825	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434552. Member loan 434552 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	Western College	Debt-to-income ratio:	20.82%
Length of employment:	2 years 4 months	Location:	benicia, CA

Home town:	Long Beach
Current & past employers:	Western College, Kaiser Hospital - San Francisco
Education:	The University of Texas Medical Branch, University of Houston-Downtown, Long Beach City College

This borrower member posted the following loan description, which has not been verified:

We sell two lines of unique medical disposables. We have been working at this for two years and are at a turning point in our company. We have been using our savings first but, now we need more capital to take our business to a new level. We have an excellent opportunity to become the national distributor for a unique communication product for critical care patients and have been given an exclusive territory for a product that is doing very well around the country. We know how to keep expenses down and do all of the leg work ourselves, i.e., accounting, marketing, training, sales, customer care and relationship building. We want to keep going and we need a little more capital to do it. Thank you, Dale and Gregg Alexander

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	17	Months Since Last Delinquency:	2
Revolving Credit Balance:	$164,324.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434575	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434575. Member loan 434575 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	hsbc bank, na	Debt-to-income ratio:	15.92%
Length of employment:	2 years	Location:	washingtonville, NY

Home town:	brooklyn
Current & past employers:	hsbc bank, na, JPMorgan Chase & Co., td banknorth, M&T Bank Corp.
Education:	suny new paltz

This borrower member posted the following loan description, which has not been verified:

looking for financing to consolidate some credit card debt and cover wedding expenses.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,282.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 434585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434585	$5,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434585. Member loan 434585 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,566 / month
Current employer:	International Speedway Corporation	Debt-to-income ratio:	8.04%
Length of employment:	4 years 3 months	Location:	DAYTONA BEACH, FL

Home town:	Derby
Current & past employers:	International Speedway Corporation, CyberBest Technology
Education:	Manchester Metropolitan University

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my debt to one payment rather than multiple ones. I have been through a messy divorce where the ex max'd out the joint credit cards and this left me borrowing in the short term on a couple of credit cards that I need to reduce. This loan amount is only 13% of my annual salary and I'm expecting about half of this amount back in a tax refund next year. I own my home and I will have my automobile repaid in a couple of years. My real need is just to get through this rough time while I repair the damage done, it feels embarrassing to have to go to this length but I think this is the most sensible path to take.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,841.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434591

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434591	$4,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434591. Member loan 434591 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	GameStop	Debt-to-income ratio:	12.24%
Length of employment:	5 years	Location:	Hollywood, CA

Home town:	Dyer
Current & past employers:	GameStop, Family Video
Education:	Purdue University-Calumet Campus

This borrower member posted the following loan description, which has not been verified:

I am looking to request this money for a down payment on a new vehicle.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,782.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434607	$4,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434607. Member loan 434607 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Kushbo Inc.	Debt-to-income ratio:	15.60%
Length of employment:	4 years 6 months	Location:	Modesto, CA

Home town:	Delhi
Current & past employers:	Kushbo Inc.
Education:	San Francisco State University, Golden Gate University at San Francisco, San Francisco City College

This borrower member posted the following loan description, which has not been verified:

Pay off higher interest debt from another loan. I have a very good credit history and have a steady job and income.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	48
Revolving Credit Balance:	$866.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434612

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434612	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434612. Member loan 434612 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Retired	Debt-to-income ratio:	23.52%
Length of employment:	n/a	Location:	Grady, AL

Home town:	Cherokee
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

Trying to borrow money to help my daughter get out of debt

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1976	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,123.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434680	$6,400	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434680. Member loan 434680 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	ryder	Debt-to-income ratio:	2.67%
Length of employment:	2 years 1 month	Location:	HARVEY, IL

Home town:
Current & past employers:	ryder
Education:

This borrower member posted the following loan description, which has not been verified:

Me and my wife are looking to add more spice to our home.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,210.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434696

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434696	$8,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434696. Member loan 434696 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	3pd	Debt-to-income ratio:	3.95%
Length of employment:	5 years	Location:	marietta, GA

Home town:	Clemson
Current & past employers:	3pd, Boulevard Diner
Education:	Trident Technical College

This borrower member posted the following loan description, which has not been verified:

West Cobb Diner will provide residents of West Cobb County an affordable dining experience in a casual Diner atmosphere. We will provide only fresh, quality homemade foods at very affordable prices. It will be the first Diner style restaurant of its kind in the area. It will be located in the Village at Old Trace next to the West Cobb Avenues. West Cobb continues to grow daily and there are approximately 120,000 people within a 5 mile range bright open space will make for a very comfortable atmosphere. I want to give the residents of West Cobb a break from the same ole chain restaurant food. Many restaurant owners overlook the small things that make a restaurant successful-great food and making everyone feel at home when they walk through the door. You don't get may second chances in the restaurant business. A great first impression is the best chance you have to be successful. I have been a professional chef for 13 years. I have opened and run several successful restaurants in Charleston SC before moving to the Marietta area 5 years ago.The last restaurant I opened and ran was the Boulevard Diner in Mt Pleasant SC, which is still the most popular restaurant in Mt Pleasant. I moved to the Marietta area and immediately started to build a small personal chef and catering service which has continued to grow. I have established great relationships with residents of the area and have a solid grasp on the culinary preferences of area residents. The main reason I want to open the West Cobb Diner is the opportunity to give the residents of the area a great place to eat. Great home made food, afforadable prices and friendly service will always bring the customers back to the "Diner ".

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	70
Revolving Credit Balance:	$10,928.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434708	$4,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434708. Member loan 434708 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Retired	Debt-to-income ratio:	1.97%
Length of employment:	n/a	Location:	Oaklyn, NJ

Home town:	Gloucester City
Current & past employers:	Retired, Fell Brothers
Education:	Camden County College

This borrower member posted the following loan description, which has not been verified:

I am looking for a personal loan to make some home repairs/remodeling

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1982	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,337.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434709	$18,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434709. Member loan 434709 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Depart of Housing and Community	Debt-to-income ratio:	20.60%
Length of employment:	11 years	Location:	Washington, DC

Home town:	Washington
Current & past employers:	Depart of Housing and Community, DC Metropolitan Police Department
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

This money will cover partial expenses for granddaughter entering the 10th grade at a private/independent school in Washington, D.C. (Edmund Burke School) I am helping her mother with the tuition. My bills are paid on time and my credit is used wisely. I am a retired DC Police after serving 20+ years on the force and I have been working for Dept. of Housing as a Police Officer for almost 10 years. My annual income from the present job is 75,000 a year and I also received about 40,000 a year in retirement. I have a healthy savings and other investments.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1971	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	80
Revolving Credit Balance:	$187,752.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434737	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434737. Member loan 434737 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,425 / month
Current employer:	Benning Power	Debt-to-income ratio:	18.36%
Length of employment:	3 years	Location:	Mesquite, TX

Home town:	Oakland
Current & past employers:	Benning Power, Lucent Tech.
Education:	U. T. Texas

This borrower member posted the following loan description, which has not been verified:

I need 20K to consolidate my CC cards for a better rate.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1975	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,076.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434791	$14,675	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434791. Member loan 434791 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Tomo Susi	Debt-to-income ratio:	23.54%
Length of employment:	2 months	Location:	San Jose, CA

Home town:	San Jose
Current & past employers:	Tomo Susi
Education:	De Anza College

This borrower member posted the following loan description, which has not been verified:

Paying off credit card balance Visa, Discover, and Citi Master

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,564.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434797

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434797	$18,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434797. Member loan 434797 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Hattitude	Debt-to-income ratio:	20.24%
Length of employment:	6 years 10 months	Location:	Las Vegas, NV

Home town:	Riverside
Current & past employers:	Hattitude, Housing Helpers Real Estate of Las Vegas
Education:	University of Southern Mississippi

This borrower member posted the following loan description, which has not been verified:

I am a young very responsible Realtor here in Las Vegas, like other markets in America, Las Vegas was hit hard. I have been trying to survive in the market but its not working out. I never thought it would get so bad where I had to live off my credit cards... Fortunately, while doing real estate I had a part time job in retail, which kept me a float partially, but was unable to cover all my month expenses, so I had to use my credit cards to make ends meets. I was able to get promoted from my retail part time sales to Retail trainer/recruiter which means I am now able to make ends meet monthly, but the way its going I will be paying off my credit cards for the next 20 years. I am interested in obtaining a loan to pay all credit card debt off which will save me time and most importantly money. I have a flawless credit report. I believe in paying bills on time, makes life much easier. Also having one montly payment for all my cards would be so awesome!

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,358.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434802	$14,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434802. Member loan 434802 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Camo Shop LLC	Debt-to-income ratio:	9.85%
Length of employment:	2 years	Location:	Craig, AK

Home town:	Monticello
Current & past employers:	Camo Shop LLC, The Clothes Company/Nancy Lucas
Education:

This borrower member posted the following loan description, which has not been verified:

I started a Business 2 years ago here on Prince of Wales Island. I thought that if I started a business and proved that it worked that was the way to go. I was very wrong. Although I have a good credit score.(725-720-711 through freecreditreport.com as of Aug 15 2009) I am unable to get help. I have found a nitch that this Island needed and filled it. I need to pay off the debt I accumulated and have some working capital. I own the Camo Shop LLC, I sell camouflage clothing, rent out Jeep Wranglers and do Designing. I am the only business on the Island that does ink work and prints. Currently I do prints for the City of Craig, Craig Schools, The Moose Lodge, and many more of the local businesses. This is a great addition to this community. I feel that if my Business debt was paid off and I had some working capital I would be able to use my ability at a higher level. Example : If I could carry inventory I know certain businesses use, I could print quicker, offering better Customer Service. I believe Customer Service is one of the main keys to a successful business. I believe in my business, now I need you to believe in me, my business and my ability. Before I got into my own business I worked at The Clothes Company for 8 1/2 years with the last 4 years Asst. Manager. I am a Little League Coach/Board Member and have been for 4 years. I also volunteer my time in the Schools through the School year. I have been Married for 15 years and still going. With 2 kids 12 and 6 years old. We are very dedicated to life here on Prince of Wales. We jumped in to the Mortgage world 2 years back with a loan through Wells Fargo and a fixed rate of 6.0% . I can't stress enough that I am good for the money. Thank you for your time.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,360.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434822

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434822	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434822. Member loan 434822 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	University of New Mexico Hospital	Debt-to-income ratio:	17.40%
Length of employment:	1 year 4 months	Location:	Albuquerque, NM

Home town:	Rapid City
Current & past employers:	University of New Mexico Hospital, Waxlander Gallery, AvalonBay Communities, Tully's Coffee
Education:	University of Washignton, Santa Fe Community College, University of New Mexico-Main Campus

This borrower member posted the following loan description, which has not been verified:

I just graduated and I currently work as an RN, and I am going to school full time for my graduate degree (which my work pays for). However, in order to get my RN degree I ended up in a mound of credit card debt, accumulated while receiving my education. What I really need is one simple payment, I am so busy that it's hard to remember to log on and pay each of my cards, and the interest rates keep on getting higher! Please help me, and I will someday return the favor!

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,595.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434835	$9,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434835. Member loan 434835 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,083 / month
Current employer:	Parker Jewish	Debt-to-income ratio:	16.35%
Length of employment:	2 years 8 months	Location:	ELMONT, NY

Home town:	Kingston
Current & past employers:	Parker Jewish
Education:	Laguardia community college

This borrower member posted the following loan description, which has not been verified:

I would like this loan amount to pay off my credit cards. I am a student and a fulltime employer i used my cards for books and school fees, in the past and at times for food. I am a very relaible person and will pay for my loan. I have been paying for my credit card and was never late but it so hard paying different minium payment on each card when i could just make one full monthly payment on all cards. I would greatly appreciate this loan it would help me a great deal.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,771.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 434858

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434858	$17,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434858. Member loan 434858 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Clear	Debt-to-income ratio:	14.98%
Length of employment:	1 year 3 months	Location:	LAS VEGAS, NV

Home town:	Eugene
Current & past employers:	Clear, Sprint Nextel Corp., Best Buy Co. Inc.
Education:	University of Wisconsin-La Crosse

This borrower member posted the following loan description, which has not been verified:

Consolidation of Discover Card, Chase Card.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,488.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434960	$11,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434960. Member loan 434960 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,996 / month
Current employer:	Department of Homeland Security	Debt-to-income ratio:	17.85%
Length of employment:	4 years 8 months	Location:	MIAMI, FL

Home town:	Pennsburg
Current & past employers:	Department of Homeland Security, United States Department of Agriculture
Education:	Millersville University of Pennsylvania, University of Puerto Rico- Mayaguez

This borrower member posted the following loan description, which has not been verified:

I would like to pay off some high rate credit cards

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,040.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434985

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434985	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434985. Member loan 434985 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	5.00%
Length of employment:	1 year 5 months	Location:	New York, NY

Home town:	Springfield
Current & past employers:	Self Employed, The Tribune Company
Education:	Animal Behavior College

This borrower member posted the following loan description, which has not been verified:

Thank you for reading. I have been a loyal American Express customer since 1999, I've always paid on time, I make double payments every month and have never had a charge back. Unfortunately, Amex is not rewarding my for my sincere loyalty, instead they have increased my APR from 12.99% to 15.99% in the last year and sent me a letter last week telling me that they intend to raise my APR again to 17.25% in October and add additional fees to my account. My purpose for this loan will be to consolidate my Amex account and close it.

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,872.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435000	$11,400	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435000. Member loan 435000 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,700 / month
Current employer:	Closet World	Debt-to-income ratio:	9.48%
Length of employment:	3 years 2 months	Location:	Fullerton, CA

Home town:
Current & past employers:	Closet World, Chameleon Design
Education:	Im a college graduate

This borrower member posted the following loan description, which has not been verified:

I had incurred some high interest debt trying to fix up our home for resale, so my father borrowed a no interest amount and loaned it to me to pay off my debt. I sold my home and intended to pay back my father from that profit, but my husband and I disagree. He said I should make payments on what I borrowed, but my father wasnt in agreement since we have $33,000 in our savings, so why cant I just pay him he asked. So, Im praying that I can get a loan for $9500 to pay him back and not piss off either my father or my husband in all of this. I can make payments, as I have the means to do so. Please help.

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	57
Revolving Credit Balance:	$1,956.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435039

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435039	$19,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435039. Member loan 435039 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,083 / month
Current employer:	NYPD	Debt-to-income ratio:	12.90%
Length of employment:	16 years 8 months	Location:	New York, NY

Home town:
Current & past employers:	NYPD
Education:	CUNY Kingsborough Community College

This borrower member posted the following loan description, which has not been verified:

Can set up withdrawal directly from my checking

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,541.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435117

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435117	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435117. Member loan 435117 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	UAW Legal Services Plan	Debt-to-income ratio:	23.22%
Length of employment:	3 years 3 months	Location:	Belleair Beach, FL

Home town:
Current & past employers:	UAW Legal Services Plan
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off credit cards that have had rates recently increased. I always pay on time and have never defaulted on an obligation.

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,881.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435167

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435167	$20,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435167. Member loan 435167 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Vraj Construction LLC	Debt-to-income ratio:	10.14%
Length of employment:	1 year 9 months	Location:	Yardley, PA

Home town:	Baroda
Current & past employers:	Vraj Construction LLC, Vaso Inc.
Education:	MS Univercity

This borrower member posted the following loan description, which has not been verified:

Hi, My name is Shrutep Amin and I own small Construction Business with anual sales between 800k to 1 Mil. I am looking to buy 11 unit appartment with rental income, so i am looking for some lender and i can afford to give you aroud 8% of interest. Please replay me. Thank You.

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	33	Months Since Last Delinquency:	6
Revolving Credit Balance:	$14,702.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435170	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435170. Member loan 435170 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,074 / month
Current employer:	City of Phoenix	Debt-to-income ratio:	20.31%
Length of employment:	10 years 8 months	Location:	Phoenix, AZ

Home town:	Danville
Current & past employers:	City of Phoenix, City of Mesa
Education:	University of Arizona - M.L.S., Minot State University - B.S. cum laude

This borrower member posted the following loan description, which has not been verified:

We are hard working people with secure government jobs and yet we can't seem to get ahead. High interest rates are eating us alive! This loan would help us consolidate our debt and take a step towards a better life. I heard of this company on the news and thought well, we need to start somewhere. If we are successful in obtaining this loan we would consider a second. We appreciate your consideration!

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,342.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435185	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435185. Member loan 435185 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	mundo de fragancias	Debt-to-income ratio:	15.48%
Length of employment:	3 years 2 months	Location:	El Paso, TX

Home town:	mexico
Current & past employers:	mundo de fragancias, divane disiend
Education:

This borrower member posted the following loan description, which has not been verified:

remodeling inside house

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	44
Revolving Credit Balance:	$10,321.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435192	$8,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435192. Member loan 435192 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,417 / month
Current employer:	Self Employed	Debt-to-income ratio:	1.78%
Length of employment:	1 year	Location:	NATICK, MA

Home town:	Natick
Current & past employers:	Self Employed, Ritz Camera
Education:	Syracuse University

This borrower member posted the following loan description, which has not been verified:

To whom it may concern: I require collateral to start an online business. My ROI would be roughly $600.00 a week. This is easily enough to cover the $273.00 monthly payments. This is a great opportunity available in an up and coming entertainment medium. There is also a second income in the household, no dependents and our rent is minimal. Thank you for taking the time to read this.

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,538.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435258

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435258	$8,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435258. Member loan 435258 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	CFG LLC	Debt-to-income ratio:	0.41%
Length of employment:	2 years 6 months	Location:	Roswell, GA

Home town:	Houston
Current & past employers:	CFG LLC
Education:	Univeristy of Alabama

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate high interest debt. I took out some very high interest loans two years ago to start a business. The business is doing well but in these economic times, the banks are being ultra conservative with their lending. Therefore, I am hoping that my great credit history will allow me to obtain my loan here.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,287.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435267

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435267	$5,400	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435267. Member loan 435267 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,460 / month
Current employer:	Daimler Financial Services	Debt-to-income ratio:	18.42%
Length of employment:	6 years 4 months	Location:	ARLINGTON, TX

Home town:	brooklyn
Current & past employers:	Daimler Financial Services
Education:	SUNY @ STONYBROOK, CUNY BROOKLYN COLLEGE

This borrower member posted the following loan description, which has not been verified:

I will use the money to consolidate my credit card so i can get out of debt faster

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	63
Revolving Credit Balance:	$6,638.00	Public Records On File:	0
Revolving Line Utilization:	24.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 435298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435298	$2,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435298. Member loan 435298 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Westerly & Northstar	Debt-to-income ratio:	8.45%
Length of employment:	2 years	Location:	Bellflower, CA

Home town:	Milwaukee
Current & past employers:	Westerly & Northstar, St. Luke's Episcopal Church
Education:	University of California-Davis (UC Davis), California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

I would like to acquire a loan with a low interest rate, and with low monthly payments.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435305

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435305	$14,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435305. Member loan 435305 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Venice Consulting Group	Debt-to-income ratio:	9.66%
Length of employment:	3 months	Location:	Redondo Beach, CA

Home town:	Toledo
Current & past employers:	Venice Consulting Group, Avanade, Accenture
Education:	University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

I have aquired 18,000 USD worth of debt in the past 2 years. I believed I was going to tackle it in early 2009 when I was able to reduce it to 18,000 from 27,000 then I lost my job. I have a great job, solid income, and just got married. I want to pay this off in 60 months if possible. My real goal is to have payments at around 370$ a month. This way I can make double payments when I want and actually start SAVING money. My income is 75,000 USD a year.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,916.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435317	$4,200	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435317. Member loan 435317 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,467 / month
Current employer:	Harrahs Ent.	Debt-to-income ratio:	1.44%
Length of employment:	3 years	Location:	EGG HARBOR CITY, NJ

Home town:	Monmouth
Current & past employers:	Harrahs Ent.
Education:	Montclair State University

This borrower member posted the following loan description, which has not been verified:

I currently deal poker in Atlantic City, NJ and make $800/week. I am looking to move to Miami, FLA to start a new job as a poker dealer in a new poker room there. I am a good candidate for this loan because I always pay my bills on time and I have excellent credit. This loan will be used to pay for travel expenses, the cost of moving my belongings to FLA, and for settling into a new city. (note : most of my income is made in tips, and goes unclaimed)

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435384	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435384. Member loan 435384 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Sentry Insurance	Debt-to-income ratio:	11.36%
Length of employment:	6 months	Location:	St. Paul, MN

Home town:	Ann Arbor
Current & past employers:	Sentry Insurance
Education:	Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

I'll be using the money to pay off my full credit card balances left over from college. I'm paying 18% interest on the loans, and would like to reduce that as much as possible, and consolidate it into one monthly payment. I am working as a salaried insurance agent, where I receive a twice monthly salary check, plus commission on any sales I make. I do NOT work on a commission-only structure, and never have to worry about whether or not I'll have income. Having a company car also lowers my costs, as I do not pay for gas, car insurance, or car repair costs. I was a business/finance major in college, and have run several side businesses, including one which I am involved in now. I will have absolutely no problem making payments for this loan, doing so entirely with income outside my main job. I would even like to pay off the loan early if possible. I use Microsoft Excel to track and monitor my budget, income, and spending - all on a spreadsheet that I developed myself. I established and wrote a very successful personal finance blog, while no longer active, is proof of my knowledge in budgeting and finance. I look forward to providing LendingClub investors with a great, reliable return while helping lower my interest rates as well. If you have any questions, I'd be more than happy to answer them. Thank you for your time.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	12	Months Since Last Delinquency:	8
Revolving Credit Balance:	$10,544.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435412	$2,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435412. Member loan 435412 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Metlife Auto and Home	Debt-to-income ratio:	16.41%
Length of employment:	2 years 2 months	Location:	CHANDLER, AZ

Home town:	San Diego
Current & past employers:	Metlife Auto and Home, Earnhardt Dodge
Education:

This borrower member posted the following loan description, which has not been verified:

for personal/funral

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	55
Revolving Credit Balance:	$22,107.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 435421

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435421	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435421. Member loan 435421 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Axcess Financial	Debt-to-income ratio:	6.74%
Length of employment:	2 years	Location:	WEST CHESTER, OH

Home town:	Cincinnati
Current & past employers:	Axcess Financial
Education:

This borrower member posted the following loan description, which has not been verified:

None

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,646.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435438

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435438	$6,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435438. Member loan 435438 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Nature Publishing Group	Debt-to-income ratio:	11.98%
Length of employment:	4 years 11 months	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	Nature Publishing Group, Wenner Media
Education:	Fordham University

This borrower member posted the following loan description, which has not been verified:

Hello, I am dire need of a loan because I am moving by October 1st and have no other options. I've been working to pay down my debt slowly each month and have just discovered that I will need to move with someone much earlier than I have planned (October 1, 2009 rather than January 31, 2011). Unfortunately, this hasn't given me much time to put away the cash to pay for a security deposit along with first month's rent. I am a young professional who has been employed at my job for the past five years. Although I have debt, each debtor has received a payment from me on time as long as I have held the account. This money would be used to help me move to a more affordable apartment. I can guarantee that you will receive at least the minimum payment each and every month until the loan has been paid in full.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,275.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435440	$9,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435440. Member loan 435440 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,591 / month
Current employer:	Department of Energy	Debt-to-income ratio:	15.85%
Length of employment:	3 months	Location:	GERMANTOWN, MD

Home town:	Morgantown
Current & past employers:	Department of Energy, West Virginia University, National Geographic Television & Film (Intern)
Education:	Allegheny College

This borrower member posted the following loan description, which has not been verified:

To Whom It May Concern: I have reached a stage in my life where I am ready to settle down with my long time girlfriend and start a family. Approximately a year ago I moved to be with her, and it was the best decision of my life. She means the world to me and I want to get her the ring of her dreams. People would describe me as enthusiastic, passionate, and driven. I have a secure Government job, good credit, and a history of making payments on-time. Unfortunately I can only afford to make a small down payment on the ring and would like to propose within the next 6 months. This leaves me in a tough scenario as I am also trying to save for a home, but do not see how I can afford to do both without some help. I want to show her how much she means to me, by taking the next step. Thanks so very much.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,002.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 435468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435468	$9,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435468. Member loan 435468 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,575 / month
Current employer:	Parsons Brinckerhoff	Debt-to-income ratio:	9.81%
Length of employment:	10 years	Location:	CARDIFF BY THE SEA, CA

Home town:
Current & past employers:	Parsons Brinckerhoff
Education:

This borrower member posted the following loan description, which has not been verified:

Desiring loan with a better interest rate

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	12
Revolving Credit Balance:	$19,262.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435481	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435481. Member loan 435481 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$33,333 / month
Current employer:	n/a	Debt-to-income ratio:	0.59%
Length of employment:	n/a	Location:	torrance, CA

Home town:	Torrance
Current & past employers:	Precision Porsche
Education:

This borrower member posted the following loan description, which has not been verified:

We are seeking additional funding for an innovative and unique alternative energy company. Our company manufactures and distributes wind turbines catered for residential and small business use. Currently we have 1500 invoices from potential buyers that we are fully willing to furnish to anyone interested in investing in this unique business venture. Along with providing our current invoices, we are willing to supply any additional documentation a potential investor may require. The funds we seek will be serving the purpose of allowing us to fulfill all of our current orders. This is certainly a promising investment that has a considerably low possibility of default, being that orders are already in hand and just need to be fulfilled. We hope that anyone interested in becoming involved in such a company would contact us. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	1
Revolving Credit Balance:	$8,049.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435522

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435522	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435522. Member loan 435522 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Northwestern Mutual	Debt-to-income ratio:	22.88%
Length of employment:	12 years 10 months	Location:	Freeport, NY

Home town:
Current & past employers:	Northwestern Mutual
Education:	University of Notre Dame, Fordham University School of Law

This borrower member posted the following loan description, which has not been verified:

This is my second loan with Lending Club. I find the idea to be very positive, and I hate paying banks. I am moving more debt to Lending Club and will continue to make payments on time for the life of this loan.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1971	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,282.00	Public Records On File:	0
Revolving Line Utilization:	10.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435556	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435556. Member loan 435556 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,042 / month
Current employer:	Sherwin-Williams	Debt-to-income ratio:	21.06%
Length of employment:	8 years 6 months	Location:	Leavenworth, KS

Home town:	Leavenworth
Current & past employers:	Sherwin-Williams
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate high interest debt into a smaller monthly payment. I feel I am credit worthy and would like to use my savings to pay down principal on other debt.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,089.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435561	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435561. Member loan 435561 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,603 / month
Current employer:	URS Corporation	Debt-to-income ratio:	6.67%
Length of employment:	18 years	Location:	Berkeley, CA

Home town:	Walnut Creek
Current & past employers:	URS Corporation
Education:	U.C. Berkeley

This borrower member posted the following loan description, which has not been verified:

The loan content is for home improvement for my house in the Berkeley hills, California. I intend to extend the dormers in an upstairs room to the edges, thereby making the space larger. And also to level the front porch, which has sagged over the decades since my grandparents built this house in 1923. In addition, I need to replace the old knob-and-tube wiring with modern cable, and sand and finish the floors. I also want to pay off a Wells Fargo credit card.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,107.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435588

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435588	$17,800	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435588. Member loan 435588 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Wallstreet Systems	Debt-to-income ratio:	19.23%
Length of employment:	1 year 1 month	Location:	LYNDHURST, NJ

Home town:	Buffalo
Current & past employers:	Wallstreet Systems, Citibank, Six Flags, Lasertron, Tim Hortons, Walh Performing Arts Studios, Silvertree Productions
Education:	SUNY at Buffalo, SUNY College at Buffalo, Fordham University, Niagara University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate credit card debt at a lower interest rate. I've been fortunate enough in the last year to secure a great paying job which has made life much more comfortable but I'm bogged down with high interest rate credit that significantly extends the pay off time.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,300.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435594	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435594. Member loan 435594 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Costco Wholesale	Debt-to-income ratio:	6.89%
Length of employment:	15 years	Location:	Sandy, UT

Home town:	Salt Lake City
Current & past employers:	Costco Wholesale
Education:

This borrower member posted the following loan description, which has not been verified:

Purchasing an existing tanning salon. Salon has been in business for 6+ years. Net profit for the last 3 years has been between 30k and 40K each year. Purchase price for the business is 92K. I have 80K on hand and am looking for additional 20k to complete purchase and working capital.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,079.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435599

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435599	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435599. Member loan 435599 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	House & Home, Inc	Debt-to-income ratio:	10.71%
Length of employment:	5 years 6 months	Location:	Ponte Vedra Beach, FL

Home town:	Louisville
Current & past employers:	House & Home, Inc, Hillin Homes, Inc
Education:	University of West Georgia

This borrower member posted the following loan description, which has not been verified:

We are attempting to consolidate $20,000 of high interest credit card debt at the company I own. We currently have good cash flows and signed contracts for construction moving forward. We have been very fortunate to have weathered the current financial storm better than most in our industry. We are looking to reduce our monthly cost as efficiently as possible and run as lean as possible moving forward. The company has land assets with no debt, equipment with no debt. We are simply looking at this opportunity to save money by being able to eliminate the high interest credit cards. Thank you for considering this loan.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$100,649.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435603	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435603. Member loan 435603 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	macys	Debt-to-income ratio:	6.90%
Length of employment:	2 years	Location:	FORT LAUDERDALE, FL

Home town:	youngstown
Current & past employers:	macys, prc, paragon group
Education:	Youngstown State University

This borrower member posted the following loan description, which has not been verified:

I need to consolidate all of my credit card amounts into one simple easy monthly payment. My ideal goal is to buy a house and I believe this is the fastest way to achieve this goal, as well as piece of mind knowing my debt will be paid with one easy amount monthly. I have outstanding credit history as well as an outstanding fico score. I intend to have this loan paid off in due time with flawless payment history, as are all of my other accounts. As you can see, I have never been late on a payment in more than two years nor do I have any delinquent accounts. The amount I am looking to consolidate is the amount that I have outstanding on my credit report.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,417.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435612

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435612	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435612. Member loan 435612 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Sapient Corporation	Debt-to-income ratio:	10.90%
Length of employment:	1 year 4 months	Location:	New York, NY

Home town:	Baltimore
Current & past employers:	Sapient Corporation, Deutsche Bank
Education:	Brown University

This borrower member posted the following loan description, which has not been verified:

I would like to refinance my high-rate credit cards. As you know, the card companies are raising all of their rates. I always pay my bills on time. You will receive your money with interest as planned. Thank you in advance.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,497.00	Public Records On File:	1
Revolving Line Utilization:	90.30%	Months Since Last Record:	43
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435614	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435614. Member loan 435614 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	B.I. Chemicals	Debt-to-income ratio:	13.96%
Length of employment:	2 years 4 months	Location:	Chester, VA

Home town:	Chicago
Current & past employers:	B.I. Chemicals, Eli Lilly and Company, Abbott Laboratories, MedImmune
Education:	Northern Illinois University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt. In addition, I would like to convert my credit card debt into simple interest.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	66	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,932.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435617	$20,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435617. Member loan 435617 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,917 / month
Current employer:	Wal-Mart Stores	Debt-to-income ratio:	17.68%
Length of employment:	1 year 11 months	Location:	Round O, SC

Home town:	Philadelphia
Current & past employers:	Wal-Mart Stores, CVS/Pharmacy
Education:	Shaw University, Temple Univeristy School of Pharmacy

This borrower member posted the following loan description, which has not been verified:

My newly constructed home is almost complete, and I have persued other avenues to getting the funds to complete the project, so once you pull my credit, it will reflect multi-inquiries.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,572.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435618	$1,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435618. Member loan 435618 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Dedola Global Logistics	Debt-to-income ratio:	7.25%
Length of employment:	1 year 10 months	Location:	Westminster, CA

Home town:	Torrance
Current & past employers:	Dedola Global Logistics, Hankyu Int'l Transport
Education:	California State Polytechnic University-Pomona

This borrower member posted the following loan description, which has not been verified:

Would like just 1 monthly payment to payoff all my credit cards.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	23
Revolving Credit Balance:	$3,820.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435681	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435681. Member loan 435681 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Conidien Inc	Debt-to-income ratio:	1.82%
Length of employment:	2 years	Location:	newington, CT

Home town:	Newington
Current & past employers:	Conidien Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I need to purchase the materials needed to reod my kitchen and bathrooms. I have tried going to traditional lenders but they will not give me any funding. I have always paid my bills and never once have I allowed my self to get into bad trouble with my debt. I am trust worthy and really need to complete my home. Please help! Thanks Bonnie

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	28
Revolving Credit Balance:	$1.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435743

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435743	$7,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435743. Member loan 435743 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Vector Wealth Management	Debt-to-income ratio:	6.87%
Length of employment:	2 years 10 months	Location:	Saint Paul, MN

Home town:	Zap
Current & past employers:	Vector Wealth Management, Paychex
Education:	Minnesota State University-Mankato

This borrower member posted the following loan description, which has not been verified:

I have approximately 6 years left of a 12.89%, 10 year loan over which I will pay approx. $3,200 in interest. I have two goals. One is to pay off the loan faster and the other is to pay less in interest. I have never been late on a payment, for anything and I have never defaulted on a credit card or line of credit in the past. I simply want to improve the economics of this loan. Thanks!

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,136.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435758	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435758. Member loan 435758 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Home Care Assistance	Debt-to-income ratio:	5.59%
Length of employment:	1 year 5 months	Location:	Newtown, PA

Home town:	Philadelphia
Current & past employers:	Home Care Assistance, Specialized Education Services, Inc. (formerly Kids 1), Goldenberg/Rosenthal CPA's
Education:	Temple University, Harvard Business School - Executive Education

This borrower member posted the following loan description, which has not been verified:

I own Home Care Assistance, which is located in Doylestown, PA. It is a solely-owned franchise of a similarly-named franchisor, which offices are in Palo Alto, California. We provide the services and resources to enable seniors to remain at home as they age, as an alternative to insitutional care. Studies have shown that elderly adults fear nursing homes more than death. Moreover, 89% of them would prefer to remain at home as they age (sometimes referred to as "aging in place.") We visit with the elderly person at his or her home, along with family members who wish to attend. We perform a medical background check and a needs assessment, both of which are utilized to develop a care plan, as well as to match the client up with the most appropriate caregiver. Our caregivers are experienced, rigorously-screened, employed by the Company and all are bonded and insured. We pay our caregivers weekly and bill our clients weekly. We opened our doors during July, 2008 and our first revenues were earned during August - approximately $1,100. In calendar year 2009, our revenues are budgeted to be approximately $225,000. We provided approximately 761 hours of home care service during June, 2009 at an average rate of $23.36 per hour. We are requesting the working capital line because we sometimes fall short paying our vendor invoices - primarily payroll, as we wait until receivables are collected.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	10
Revolving Credit Balance:	$19,362.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 435771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435771	$9,600	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435771. Member loan 435771 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	AMN Healthcare/MHA Group	Debt-to-income ratio:	24.56%
Length of employment:	4 years 3 months	Location:	Lewisvlle, TX

Home town:	Alma
Current & past employers:	AMN Healthcare/MHA Group, Medical Contracting Services, Inc.
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

Loan Application # 34775897 (from LendingTree.com)

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	19
Revolving Credit Balance:	$49,128.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435798

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435798	$6,775	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435798. Member loan 435798 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,667 / month
Current employer:	State Of Florida	Debt-to-income ratio:	0.89%
Length of employment:	27 years	Location:	JUPITER, FL

Home town:	Bronx
Current & past employers:	State Of Florida
Education:	Stetson Law School, Florida International University

This borrower member posted the following loan description, which has not been verified:

We are helping our son purchase a truck which he needs to get to work.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,890.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435800	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435800. Member loan 435800 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	dynacraft inc	Debt-to-income ratio:	3.01%
Length of employment:	4 years 5 months	Location:	vallejo, CA

Home town:	Kentfield
Current & past employers:	dynacraft inc
Education:	heald college

This borrower member posted the following loan description, which has not been verified:

consoildate bills, what make me a responsible candidate is that I have never been late with any kind of bill in the last five years. I have a secure job, I been on my job for fours years

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,888.00	Public Records On File:	0
Revolving Line Utilization:	74.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435811

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435811	$9,600	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435811. Member loan 435811 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,525 / month
Current employer:	Atlantic Express	Debt-to-income ratio:	2.78%
Length of employment:	7 years 10 months	Location:	sunnyside, NY

Home town:	colombia
Current & past employers:	Atlantic Express
Education:	citucar

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay medical exam and unexpected expenses

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,555.00	Public Records On File:	1
Revolving Line Utilization:	49.40%	Months Since Last Record:	73
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435813	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435813. Member loan 435813 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,750 / month
Current employer:	Wealth Conservation Group, Inc.	Debt-to-income ratio:	7.88%
Length of employment:	3 years	Location:	Ronkonkoma, NY

Home town:	Miller
Current & past employers:	Wealth Conservation Group, Inc., New York Life Insurance Company
Education:	Stony Brook University

This borrower member posted the following loan description, which has not been verified:

I have excellent credit, a great job with consistent income and have never had a delinquency. I am looking to consolidate some of my credit cards and pay them off with a consistent monthly payment.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,400.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435815	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435815. Member loan 435815 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Roanoke Wreck Repair Inc.	Debt-to-income ratio:	16.02%
Length of employment:	2 years	Location:	Roanoke, VA

Home town:	Roanoke
Current & past employers:	Roanoke Wreck Repair Inc., Member One Federal Credit Union
Education:	Roanoke College

This borrower member posted the following loan description, which has not been verified:

Consolidate 2 credit cards to one personal loan fixed rate

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,520.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435817	$9,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435817. Member loan 435817 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,421 / month
Current employer:	McDonald Law Corporation	Debt-to-income ratio:	24.83%
Length of employment:	5 years 8 months	Location:	ANTIOCH, CA

Home town:	Haiku
Current & past employers:	McDonald Law Corporation, Petco Animal Supplies
Education:	New York Institute of Technology-Old Westbury

This borrower member posted the following loan description, which has not been verified:

Hi all. I would like to get a better handle on my credit card debt situation. For years, my husband has had a hard time keeping a steady job in this unstable economy, and as a result, we have had to use credit cards for a lot of our expenses. We are both stable and working full-time jobs now, and want to wrangle our debt to creditors. As most know, interest rates have been risen on almost all credit cards to an extremely high/displeasing amount, and we would rather give our money to actual people as investors rather than the credit card giants. It would also be great to be able to have ONE monthly payment versus 10. Thank you!

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	44
Revolving Credit Balance:	$15,432.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435864

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435864	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435864. Member loan 435864 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	CITY OF SANTA BARBARA	Debt-to-income ratio:	21.19%
Length of employment:	31 years	Location:	SANTA BARBARA, CA

Home town:	Santa Barbara
Current & past employers:	CITY OF SANTA BARBARA
Education:	SBCC/UCSB

This borrower member posted the following loan description, which has not been verified:

I am going to use this to pay 2 credit cards and consolidate all my bills so I have one payment. I have worked for the City of Santa Barbara for 31 years. I am a Supervisor for Downtown Parking and manage a staff of 120. I thoroughly enjoy my job. I would like to pay off my debt in three years, so I can buy a retirement home. I have never defaulted on any loan....from car loans to personal loans. I look forward to heasing from you!

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1980	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	20
Revolving Credit Balance:	$11,035.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435870	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435870. Member loan 435870 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,191 / month
Current employer:	Lee & Associates Management	Debt-to-income ratio:	19.99%
Length of employment:	2 years 6 months	Location:	Seattle, WA

Home town:	Mount Vernon
Current & past employers:	Lee & Associates Management, McDonalds, Allied Barton, OSSI
Education:	Bellevue Community College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I was inolved in a sports injury approximately 18 months ago that severely altered my physical features. Since my family and I did not have the money or insurance for necessary and proper healthcare for me, I was forced to seek private donors and charities who generously helped me in my time of need. There was however a portion of the fees that I was forced to pay for, money which I did not have, so I searched for financing. I was approved for a Capital One Healthcare 18 months interest free loan based on my credit history and a personal letter I sent with my application. I have paid approximately $8,000 of the principal since that time. The loan must be paid off by September 08, 2009 in order to avoid retroactive interest amounting to approximately $3,500. I am not going to be able to come up with the money on my own before my loan must be cured. I really need the last $5,000 in order to avoid this devastating fee. I am responsible with money and I care about my credit. I will pay you back and follow the rules set out in the loan agreement. This would really mean the world to me. Thank you for taking time to read this letter. Thank you, Chandler Walley

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$682.00	Public Records On File:	0
Revolving Line Utilization:	20.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435871

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435871	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435871. Member loan 435871 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,144 / month
Current employer:	retired	Debt-to-income ratio:	5.88%
Length of employment:	n/a	Location:	Arlington, TX

Home town:	Baltimore
Current & past employers:	retired
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

We recently started up a new corporation to expand some business activities that have been done part time for a few years. We feel we have gained the experience and understand our local economy enough to make this new corporation grow quickly. This is a start up business and we have not generated much income in the corporate name to date. We have recently set up the corporation, the bank accounts, etc. and are ready to do business in the corporate name. Until now money has been made by buying and selling cars and trucks, antiques and collectibles, tools and musical instruments, camping gear and knives, mobile homes and R/V's. We wish to continue this and expand our efforts to a whole new level. Our local economy on average has many people who are on the lower spectrum of the national average income levels. There is a huge need for good, inexpensive, used items that we sell, during this economic downturn. Everything we buy eventually gets sold with very little effort. Currently, demand is higher now since our local economy continues to suffer. The major stockholder is the one guaranteeing this loan, but two other people will manage the daily operations. The use of the loan, and repayment of the loan will be managed by a fourth individual. Between us all, we have decades of business experience. We also have many years of part time experience buying and selling these items which has always been profitable. We have a long term business plan and this is the next step towards this plan. We wish to use this money to purchase inventory (cost of goods sold). With this inventory we will generate the cash flow to fund our longer term goals. We will continue to reivest the cost of goods sold portion of future sales to maintain a high inventory. Payback can be done even without selling any inventory, but we do expect to make money off of this inventory, which will make it even easier to pay back this loan

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,195.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435880

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435880	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435880. Member loan 435880 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Therapy Management Coporation	Debt-to-income ratio:	21.80%
Length of employment:	2 years 6 months	Location:	Dallas, TX

Home town:
Current & past employers:	Therapy Management Coporation
Education:

This borrower member posted the following loan description, which has not been verified:

Would like to close all credit cards and consolidate debt if possible.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	67
Revolving Credit Balance:	$39,926.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435909	$2,400	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435909. Member loan 435909 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,899 / month
Current employer:	Bridgeway Church	Debt-to-income ratio:	17.06%
Length of employment:	10 years	Location:	Oklahoma City, OK

Home town:	Columbus
Current & past employers:	Bridgeway Church
Education:	University of Central Oklahoma

This borrower member posted the following loan description, which has not been verified:

Looking to bridge the gap between one lease and another. Utility deposits, moving truck, security deposit, etc. Husband is starting police academy in a new city in October.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,043.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435921

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435921	$5,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435921. Member loan 435921 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,292 / month
Current employer:	Hi Lex Controls, Inc	Debt-to-income ratio:	1.12%
Length of employment:	4 years	Location:	Bloomfield Hills, MI

Home town:	Ferndale
Current & past employers:	Hi Lex Controls, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I would like this loan to help purchase a reliable low-mileage automobile. My current vehicle is beginning to become worrisome. This loan, in addition to my savings I have set aside, would allow me to buy a car I can depend on for years, rather than buy something that could put me in this same situation a year from now. I have over five years of completely unblemished credit history, excellent debt to income ratio, and a good, stable job at a strong automotive supplier. Credit blemishes that occurred when I was younger and had less reliable income jobs are preventing me from getting reasonable interest rates. My rocky start to financing is long in the past, but not quite long enough yet. The road to repair has been long, but this loan should also put me over the hump and in the clear completely. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	56
Revolving Credit Balance:	$1,536.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435946	$4,575	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435946. Member loan 435946 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	Duval Multi-Residential Services Inc	Debt-to-income ratio:	18.14%
Length of employment:	3 years 2 months	Location:	atlantic beach, FL

Home town:	jacksonville
Current & past employers:	Duval Multi-Residential Services Inc
Education:	FCCJ,UNF,FSU

This borrower member posted the following loan description, which has not been verified:

i am wanting to consolidate my debts and lower my intrest rates.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,934.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435953

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435953	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435953. Member loan 435953 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,875 / month
Current employer:	Paladin Logic, Limited	Debt-to-income ratio:	11.63%
Length of employment:	2 years 1 month	Location:	Irving, TX

Home town:	Watertown
Current & past employers:	Paladin Logic, Limited, Club Corporation, Collective Technologies, Raytheon, Texas Instruments, United States Air Force
Education:	Pennsylvania State University-Main Campus, Air Force Institute of Technology, University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

This bridge loan is sought to help finance Paladin Logic's operating expenses during the next 6 months. The principle founder of Paladin Logic has a Ph.D. in Computer Science and decades of experience leading development teams and managing the business of software development. As an adjunct professor of Computer Science, teaches classes in Software Security to large, prime contractors. Paladin Logic is the Dallas-Fort Worth partner for xTuple - the premier, commercial, open-source ERP/MRP solution. Experienced at customizing this solution for small-/mid-sized manufacturers, Paladin Logic is aggressively marketing this cost-effective solution to potential customers in the Metroplex. Paladin Logic is an experienced iPhone developer with one application awaiting approval by Apple and another application nearing completion. A third application is already prototyped and will be completed by the end of September. Paladin Logic is actively marketing its capabilities as an iPhone developer to produce "enterprise" iPhone applications for clients. Paladin Logic is a service disabled veteran owned small business (SDVOSB) in the software engineering domain. As an SDVOSB, Paladin will benefit from the 3% set-aside on federal government projects of greater than $500,000. Paladin Logic is well-positioned to take advantage of the planned expansion of federal government spending.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1978	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,567.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 435960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435960	$12,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435960. Member loan 435960 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Now Technologies, Inc.	Debt-to-income ratio:	12.94%
Length of employment:	2 years	Location:	Middle River, MD

Home town:	Baltimore
Current & past employers:	Now Technologies, Inc., Transplant Resource Center of Maryland
Education:	Advanced Technology Institute

This borrower member posted the following loan description, which has not been verified:

I'm in the middle of a home improvement project and need some money to finish the project. I have a very well paying job and it's secure. Please advise. Thank you, Matt Deskin

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	20
Revolving Credit Balance:	$2,453.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435969

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435969	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435969. Member loan 435969 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,750 / month
Current employer:	Quest Software	Debt-to-income ratio:	16.51%
Length of employment:	n/a	Location:	jackson, CA

Home town:	Los Gatos
Current & past employers:	Quest Software, Bell Microproducts
Education:	SDSU

This borrower member posted the following loan description, which has not been verified:

A few years ago I started my own public relations and marketing consultancy - it had it's ups and downs but the big lesson I learned was that in this time of my life stability and consistency is more important to me than chasing my dream without appropriate start-up capital. I've gotten the majority of it paid off and am down to my last $25K. I have a great job (in-house) now, managing international market strategy for a good sized software company. This loan will make it so much easier for me to get this debt behind me. I've been paying down some revolving rate cards that I used to support my business. With the amount of travelling I do for my current position, managing that debt can be quite cumbersome and it would be so much more manageable to have one payment instead of multiples with varying interest rates. I have very good credit - i pay everything on time and can assure you I am a good investment. Thank you very much for your consideration. I really appreciate it. thank you, Heather

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,727.00	Public Records On File:	0
Revolving Line Utilization:	31.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435974

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435974	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435974. Member loan 435974 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,719 / month
Current employer:	CA Department of Finance	Debt-to-income ratio:	7.42%
Length of employment:	2 years 9 months	Location:	Sacramento, CA

Home town:	Sacramento
Current & past employers:	CA Department of Finance
Education:	Hillsdale College

This borrower member posted the following loan description, which has not been verified:

I just finished fixing up a new house that I purchased. I ended up putting a lot on credit cards. I have a full time government job where I should be getting 2 substantial raises over the next year and a half. I would like to cut down on the interest I am paying.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,141.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435975	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435975. Member loan 435975 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,250 / month
Current employer:	IBM	Debt-to-income ratio:	2.62%
Length of employment:	4 years 1 month	Location:	Concord, MA

Home town:	Newton
Current & past employers:	IBM
Education:	Boston College

This borrower member posted the following loan description, which has not been verified:

Hi, My name is Mike. I am seeking to convert my "variable rate" credit card debt into a fixed rate loan. My wife of three years and I are in the process of working down our college related CC debt. Up until recently there was no reason not to simply work down the numbers on the cards themselves. However, in the past couple of months however, my credit card company decided that fixed interest rates are not so fixed despite be a reliable and responsible customer since graduating university. My wife and I own our car and house outright and have no auto-loans or mortgage. I am employed as a software engineer for a large company at which I have worked for the last four years. Within my company, my group has met 150% of its sales target last quarter despite the financial crisis. In addition I have been rated a 'top-performer' the past three years so my job is relatively secure. My wife is in the process of completing a dissertation in Sociology.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,045.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435987	$13,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435987. Member loan 435987 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,883 / month
Current employer:	JG Boswell Company	Debt-to-income ratio:	7.98%
Length of employment:	2 years 2 months	Location:	CORCORAN, CA

Home town:	Hanford
Current & past employers:	JG Boswell Company, Vollmer, Daniel, Gaebe, & Grove CPA, Michael Oxenreider CPA, Keenan Farms Inc, Total Pay Management, Ruiz Food Products, Supercuts, Kings County Job Training Office
Education:	West Hills Community College, College of the Sequoias, California State University-Fresno (CSU Fresno), University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Hello All, I am really ashamed to have to resort to applying for a personal loan, but my credit card debt is getting out of control. I have always been the one to take care of everyone else, now I am going further in the hole by the 24.5%+ interest I am receiving on my credit cards. I work full-time as an entry level accountant for a very stable agricultural company. I am also a full-time student, through the University of Phoenix On-Line program working towards completing my Masters in Business/Accounting sometime May 2010. I am divorced and raising a beautiful child on my own and just got stuck in the rut of using my credit cards to bail me out when times got tough. Now, I am making the minimum payments and not putting a dent into the principle balances. I wanted to apply for a 2 year loan, but Lending Club focuses on 3 year terms. I am determined to pay off this loan before the 3 year maturity. I really appreciate anyone who is willing to consider my situation and provide that heavenly sent help to get me back on track, if not for me and my future, for my child's, as well. Thank you for the consideration.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,683.00	Public Records On File:	0
Revolving Line Utilization:	70.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436010

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436010	$19,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436010. Member loan 436010 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Silverado Resort	Debt-to-income ratio:	19.32%
Length of employment:	10 years 5 months	Location:	Hidden Valley Lake, CA

Home town:
Current & past employers:	Silverado Resort
Education:

This borrower member posted the following loan description, which has not been verified:

I have two major credit cards and two retail specific credit cards that I would like to consolidate. I am sick of having debt and the wife and I have made a pact to get out from under this debt. I am very credit worthy and have never missed a payment and been late only a couple times in the last 10 years of having credit cards. I have just bought a house and I'm now paying less to own than I was paying to rent.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,855.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436017

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436017	$20,000	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436017. Member loan 436017 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Automatic Data Processing Inc.	Debt-to-income ratio:	13.83%
Length of employment:	10 years 11 months	Location:	Sugar Hill, GA

Home town:	Memphis
Current & past employers:	Automatic Data Processing Inc., Blockbuster
Education:	University of Phoenix-Online Campus, University of Phoenix-Online Campus - Masters

This borrower member posted the following loan description, which has not been verified:

During times of economic recession, families look for less expensive ways to entertain themselves. KB Moviebox, LLC (also referred to as the Company) is a start-up business that will tap into the need for low-cost entertainment in northern Georgia. The Company will place movie-vending kiosks in apartments, office buildings, and retail businesses in the area, in a concept similar to the popular Redbox. The Company will begin operations in August 2009. The movie vending industry is currently dominated by only one player: Redbox. Within six years of operations, Redbox has created an industry that is responsible for the rental of 7.5 million movies weekly. Redbox machines typically make $30,000 in sales during their first year in a location, maxing out at $50,000 by the third year. KB Moviebox will tap into this industry, targeting the North Georgia region. The Company will gain customers from virtually every demographic segment, since low cost forms of entertainment generally hold steady during times of recession. Competition will come from Redbox, Netflix, and Blockbuster. KB Moviebox will increase its competitive foothold in the area by selecting locations with strong foot traffic that have not already been covered by Redbox. KB Moviebox will deploy a targeted advertising campaign to generate interest in its kiosks. The Company initial marketing strategy will include a user-friendly website, e-mail blasts, frequent promotions, and prominent outdoor signage. KB Moviebox also anticipates increased interest in its kiosks as a result of positive word of mouth referrals from satisfied customers. Through these methods, KB Moviebox intends to develop a strong reputation as an affordable and convenient method of obtaining quality DVDs, games, and Blu-Ray discs for same-day use. Shannan Ulm will own and operate the Company. Ms. Ulm is currently employed as an eLearning Specialist at Automatic Data Processing. Prior to this position, Ms. Ulm worked as an Instructional Developer, as well as a Service Trainer and Field Associate, at Automatic Data Processing. She gained valuable experience in the video rental industry working as an Assistant Manager at Blockbuster Video for more than two years, and as a Customer Service Representative at Cox Video. Ms. Ulm received her Master of Business Administration degree in Technology Management, as well as a Bachelor of Science degree in Information Technology, from the University of Phoenix. To achieve the Company objectives, KB Moviebox, LLC is seeking $25,000 in funding. The loan will be repaid from the cash flow of the business.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,153.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436018

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436018	$16,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436018. Member loan 436018 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Chico's, FAS	Debt-to-income ratio:	12.48%
Length of employment:	1 year 2 months	Location:	Plano, TX

Home town:	New Orleans
Current & past employers:	Chico's, FAS, Delta Queen Steamboat Company
Education:	University of Mississippi Main Campus

This borrower member posted the following loan description, which has not been verified:

I have been chasing my tail trying to pay off debt for years and don't seem to get anywhere. Knowing that it would be payed off in three years allows me to see a light at the end of the tunnel. My personal goal is to be debt free by the age of 35. Currently, I am unable to plan or save for retirement. As a single, working woman, I realize the sooner I start planning for the future the better. I just can't seem to pay off my past. In our current economic crisis the credit card companies have raised my interest rates for no reason and the extra money I could have put into retirement is going to the credit card companies. If they keep raising my interest rates, I'll never see a light at the end of the tunnel. I am a responsible individual who makes her payments on time and in full. I take full responsibility for my debt and am looking for a way to make substantial headway.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,499.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436027

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436027	$9,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436027. Member loan 436027 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	ANHEUSER BUSH SALES OF CANTON	Debt-to-income ratio:	9.38%
Length of employment:	11 years 4 months	Location:	MASSILLON, OH

Home town:	Massillon
Current & past employers:	ANHEUSER BUSH SALES OF CANTON
Education:	Kent State University-Stark Campus

This borrower member posted the following loan description, which has not been verified:

This loan is only a bridge to finish construction of a large addtion on our home we would be refinaning and consolidation within a year we went over budget by 9000.00 aprox

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,968.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436032	$16,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436032. Member loan 436032 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,433 / month
Current employer:	Griffin Fence	Debt-to-income ratio:	10.75%
Length of employment:	7 years	Location:	LAKE PLACID, FL

Home town:	Merced
Current & past employers:	Griffin Fence, The Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate all my credit cards but would like a longer payment period.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,849.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436061

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436061	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436061. Member loan 436061 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Jolley Urga Wirth Woodbury & Standish	Debt-to-income ratio:	18.81%
Length of employment:	4 years 2 months	Location:	Las Vegas, NV

Home town:	Tucson
Current & past employers:	Jolley Urga Wirth Woodbury & Standish, Bank of America
Education:	University of Nevada-Las Vegas, William Boyd School of Law (UNLV)

This borrower member posted the following loan description, which has not been verified:

I am a second time borrower from Lending Club. The first loan was to consolidate high interest credit cards and pay for my wedding. I was able to pay the loan off in full after nine months! I am now purchasing my first home. It is a foreclosure, has been vacant and is need of some TLC. However, the neighborhood is beautiful, the yard is amazing and the schools are some of the best in the city. Initially, I tried to obtain an FHA loan (203K loan) to cover up to $35,000.00 of repairs and improvements. However, one week prior to closing HUD shut down the company that was underwriting that loan! I had already had the home inspected and finalized my bid with the general contractor for flooring, interior and exterior paint and remodeling of two of the bathrooms. The loan would not have covered the landscaping and pool repairs that are required, but we have saved enough to cover those expenses. So here I am, ready to fix up my new house!

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 436078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436078	$2,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436078. Member loan 436078 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	sodexo	Debt-to-income ratio:	6.45%
Length of employment:	1 year 2 months	Location:	Burlington, NJ

Home town:	Great Falls
Current & past employers:	sodexo, Military
Education:	The Culinary Institute of America

This borrower member posted the following loan description, which has not been verified:

I would like a personal loan to pay for some car repairs and also I will be moving from New Jersey to Georgia the beginning of Sept. and I will need some money for that too.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 436113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436113	$18,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436113. Member loan 436113 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,125 / month
Current employer:	Arman Teyszyan	Debt-to-income ratio:	1.35%
Length of employment:	3 years 1 month	Location:	Glendale, CA

Home town:	Armenia
Current & past employers:	Arman Teyszyan
Education:

This borrower member posted the following loan description, which has not been verified:

I need this loan to help me build up my business. I am in the marketing firm dealing with jewlery. This loan will help me purchase more products so I will be able to recieve more clients thank you

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,707.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436117

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436117	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436117. Member loan 436117 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Gandinnovations	Debt-to-income ratio:	9.01%
Length of employment:	3 years 3 months	Location:	BAYONNE, NJ

Home town:
Current & past employers:	Gandinnovations
Education:	Fairleigh Dickinson University-Metropolitan Campus

This borrower member posted the following loan description, which has not been verified:

Hello Investors, my loan requirements of 10k for 3 years is for purchase of a used wide format printing system which I will use to get started up in producing advertisements for local and non local businesses. I have worked over 30 years in this field as a Service Tech, and I have jobs secured for this industry, my son who is a graphic designer will take care of this side business along with my experience and help. So it is not just a loan it is an investment for a startup with high percentages of the loan paying by itself with this purchase.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,040.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436141

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436141	$3,600	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436141. Member loan 436141 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,083 / month
Current employer:	Universal Health Svcs.	Debt-to-income ratio:	15.14%
Length of employment:	1 year 2 months	Location:	Richmond, VA

Home town:	Shreveport
Current & past employers:	Universal Health Svcs.
Education:	Commonwealth Institute of Funeral Service

This borrower member posted the following loan description, which has not been verified:

own rental property, need alittle TLC before next tenants rents property.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	80
Revolving Credit Balance:	$25,998.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436152

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436152	$11,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436152. Member loan 436152 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	WildCat Corporation	Debt-to-income ratio:	11.00%
Length of employment:	9 years 6 months	Location:	New York, NY

Home town:	New York
Current & past employers:	WildCat Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I always aspired to send my son to the best school he was able to get into regardless of the cost becasue I wanted him to get a better education and have even more opportunities then I ever had. Despite scholarships and school loans there were room and board expenses not covered now that he has started working as a police officer I wanted to help him out and get him started on the right foot. My hope with this loan is to keep him away from a paycheck to paycheck lifestyle but also keep him responsible. He too will help pay for the loan making our combined income around 100,000. There is no reason we would ever default.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	3
Revolving Credit Balance:	$2,140.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436165	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436165. Member loan 436165 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	15.86%
Length of employment:	n/a	Location:	Carlsbad, AZ

Home town:	New York
Current & past employers:
Education:	University of Southern California

This borrower member posted the following loan description, which has not been verified:

I am going through a divorce and need to pay my legal fees. When the divorce is over I will have access to approximately $300000 in cash and will repay in full. I am a mom with 3 children. Please help me.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	7
Revolving Credit Balance:	$270,394.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436178

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436178	$10,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436178. Member loan 436178 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	AT&T Inc.	Debt-to-income ratio:	3.78%
Length of employment:	6 months	Location:	Las Vegas, NV

Home town:	Davenport
Current & past employers:	AT&T Inc., Protective Services, APAC, Medco Health Solutions
Education:	Fort Scott Community College

This borrower member posted the following loan description, which has not been verified:

My Fiance and I met through work while we were both chosen for business assignments in Arizona. I was living in Iowa at the time and she was down from Las Vegas. We hit if off instantly and within 7 weeks I proposed. This happened last October but I wasn't able to move out to Las Vegas to be with her until March. I am a very stable man and had been at my previous job for almost 7 years when I moved. My fiance has worked at Medco for the last 6 years and would be contributing to paying off this loan with me. I worked for APAC in Iowa, a company Medco contracted with to handle some of their customer service. In 3 weeks I will be starting with Medco myself but have been working elsewhere in the meantime. I took the first thing I could find so I could move out to be with her. I currently work at AT&T and do private security part time to make extra money so we wouldn't need as much funding. While she is not on this loan with me, we share finances and together bring home $4,500 Net a month. Our expenses are as follows: rent- 795 ulilities-140 cars-425 insurance-185 food-300 kindergarten tuition-300 Credit cards-200 phones-100 gas-160 misc-250 give or take a couple hundred due to unplanned expenses, we have over 1k a month in discretionary income. My part time income of $800 per month is purely discretionary and I will not be quitting it once I start at Medco even though I will be making significantly more than I am currently making at AT&T. We anticipate paying off this loan early as late Dec-Feb is overtime season at Medco. We are both work-a-holics and try to work as much OT as we can. We anticipate that with us both doing so, plus our tax returns next spring, we should have the loan paid off by April May. My fiance grossed over 5k in the month of January alone this year. Our predicament is that I can't get a loan through a bank because I just moved to be with her and don't have the current job history or address history necessary. I can assure any lender that I am VERY responsible and stable. She also has had a lot of past medical collections on her credit that she has worn herself out trying to fight. They are all errors and when we tried to apply for a loan with her as the primary because she has the current history, we were denied because of her credit. We are getting Married Dec. 14th. We make plenty of money to make the monthly payments. We have already paid $5,500 toward the wedding and honeymoon but can't get it all paid off before hand. We can get it paid off within the year at the latest easily. Thank you in advance to all the lenders that support our wedding and honeymoon. It means so much to us!

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	54
Revolving Credit Balance:	$4,200.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436215

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436215	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436215. Member loan 436215 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,075 / month
Current employer:	Eternally Healthy LLC	Debt-to-income ratio:	13.43%
Length of employment:	3 years 2 months	Location:	Apollo Beach, FL

Home town:	Evansville
Current & past employers:	Eternally Healthy LLC, Brinks Home Security, HD Vest Investment Securities Inc
Education:	University of Southern Indiana

This borrower member posted the following loan description, which has not been verified:

Hello! We're a happily married couple (17 years) with children, and we're seeking a loan to eliminate our credit card debt. For years, we've consistently paid more than minimum payments and paid on time. Recently an incident that resulted from the Chase taking over of WaMu has made us wary of credit cards in general. We were told that we had agreed to accepting statements via email (something we do not recall agreeing to). However, their first email statement was sent to an old email address. When we discovered the error and realized our payment was late, we immediately paid. However, Chase DOUBLED our interest rate as a result of this one late payment! I'm sure you can understand our frustration with Chase since we were always a good, long-time customer of WaMu with no history of delinquencies. HSBC is another company that has raised interest rates recently with no apparent reason. We were simply notified they were raising rates, and there was nothing we could do about it. We are asking for a loan to pay off all our credit card debt and get out from under these ridiculous interest rates. We've always paid more than minimum payments, but with rates this high, it's virtually impossible to pay them off. We run a successful marketing business with lots of high-paying jobs on the books. And since we specialize in marketing, we are experts in creating new business for ourselves "on-demand" (recently we ran a promotion for $300 and generated $8000 in sales in 10 days). Many of these credit card purchases were from marketing and investments in building our business, at the time of these rate increases we were working hard to pay off these debts. We have no doubt that we will easily be able to pay off this loan and give you a good, safe return on your investment. Thank you!

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,497.00	Public Records On File:	1
Revolving Line Utilization:	93.80%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436222

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436222	$7,550	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436222. Member loan 436222 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,777 / month
Current employer:	US Census Bureau	Debt-to-income ratio:	17.61%
Length of employment:	6 months	Location:	BUFFALO, NY

Home town:	Buffalo
Current & past employers:	US Census Bureau, Transitional Services, Inc., State University of New York at Buffalo
Education:	State University of New York at Buffalo

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate debt between two credit cards, Bank of America and Bowflex, debt totaling just under $10,000.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,948.00	Public Records On File:	0
Revolving Line Utilization:	96.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436240	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436240. Member loan 436240 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Woods Hole Oceanographic Institution	Debt-to-income ratio:	6.58%
Length of employment:	5 years 2 months	Location:	Falmouth, MA

Home town:	Tiffin
Current & past employers:	Woods Hole Oceanographic Institution, University of Washington
Education:	Northwestern University, University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

I am seeking a loan for a kitchen remodel. My wife and I have obtained detailed cost estimates for the project, which sum to $28,300. At this time, we have $18,000 saved for the project, and a loan of $12,000 from the Lending Club would provide us with the difference (plus a margin of additional funds for the unexpected). We bought our house at the end of 2005, which was just about at the peak of housing prices in our area. We put 20% down on our house at purchase, and have a fixed rate mortgage at 6%. Although cursory appraisals do not indicate that we are ???upside down??? with our mortgage, we have not had any success securing a traditional home equity loan though either our local credit union or a large national bank. It appears that our situation is typical for these strange economic times: we have strong credit scores, a reasonable financing goal and steady income, but limited options for borrowing for remodeling. Hence, we decided to turn to the Lending Club to finance this project. My wife and I have two kids, ages 5 and 7, and we expect that our current house will be our ???forever house???. We do not view our home as a short- or medium-term investment; it is simply where we want to live. That stated, our kitchen is the weakest part of our house, and so we expect a relatively high return on this remodeling project. Should something terrible happen and we are forced to sell our house, Lending Club lenders would share a proportionally small fraction of this risk, since our own funds will support well over half of the cost of the remodeling project. My income is very reliable: I have a Ph.D. and a tenure-track position at a major research institution. I have held this position for nearly six years. My annual reviews have been very positive, and I have every indication that I will spend my career here. In addition, over the last year I have had success with private consulting, which is the source for much of our savings. I have been married for 11 years. My wife is a painter, and is doing quite well on the local art scene. Naturally, she has a day job, which is in the area of non-profit administration. She has worked on and off in this area for over ten years, and she has held her current position for over four years. It is a part-time situation that supports our finances but leaves her afternoons free to spend time in the studio before the kids get home from school. As my credit report shows, we have consistently managed our finances responsibly. The one blemish on my report is from a mortgage payment I missed a few years ago: I failed to update our automatic bill payment after our mortgage rate was adjusted (former mortgage, again our current mortgage is fixed). If I recall correctly I underpaid by $26, but the lender was unsympathetic and reported it despite my pleadings. Our current mortgage payment is approximately 20% of our gross income, and we pay on time, always. We quit using credit cards about two years ago. I have two modest car payments: $200 and $270. The latter is for a car I bought my mother, who has been on disability since I was a teen and needs our help. The estimated payment for the loan we are seeking will be in the vicinity of $375/month. This is about what we paid in preschool tuition for my 5-year-old last year. But he is going to kindergarten, and we will soon be relieved of this expenditure. So, in effect, our monthly finances will change little when we take on this remodeling loan, and we know that we will be comfortable with this payment. Taking the new payment into account, our monthly household debt-to-income ratio (not including mortgage) will be about 12%.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	59
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436243

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436243	$6,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436243. Member loan 436243 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Trinity Health	Debt-to-income ratio:	21.60%
Length of employment:	2 years	Location:	Farmington Hills, MI

Home town:	Commerce Township
Current & past employers:	Trinity Health, Trinity Health, Oakland Community College, Walled Lake Consolidated School District
Education:	Walsh College of Accountancy and Business Administration, Oakland Community College

This borrower member posted the following loan description, which has not been verified:

My wife and I were blessed with a very quick placement during our adoption process. Unfortunately the quick placement required us to use a balance transfer offer from Chase. The offer is currently a 0% APR for 6 months, and it will jump to 15% APR soon. We will be eligible for the federal adoption tax credit of almost $11,000 payable over a maximum of 6 years. We expect to exhaust the credit within 3-4 years.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,813.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436262	$2,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436262. Member loan 436262 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Northeast Towers	Debt-to-income ratio:	5.65%
Length of employment:	10 years	Location:	Burlington, CT

Home town:	Hartford
Current & past employers:	Northeast Towers
Education:

This borrower member posted the following loan description, which has not been verified:

My wife and I just got married and are moving into a larger home. Just to cover moving expenses and pay off a few bills, we are looking to borrow about $2,000.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	60
Revolving Credit Balance:	$733.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 436272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436272	$6,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436272. Member loan 436272 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	your furniture solution	Debt-to-income ratio:	24.96%
Length of employment:	4 years 5 months	Location:	corona, NY

Home town:	guatemala
Current & past employers:	your furniture solution, hollywood diner
Education:	CUNY Hunter College

This borrower member posted the following loan description, which has not been verified:

i try to start my own home improvemet bussines

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	27
Revolving Credit Balance:	$7,936.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436278

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436278	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436278. Member loan 436278 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	NGP Management LLC	Debt-to-income ratio:	22.43%
Length of employment:	7 months	Location:	MALDEN, MA

Home town:	Burlington
Current & past employers:	NGP Management LLC, PricewaterhouseCoopers, LLP
Education:	Suffolk University

This borrower member posted the following loan description, which has not been verified:

Hello, I would like to eliminate my credit cards and unsecured debt, and need to take out a $10,000 loan to finance my debt consolidation. I have never been late on any payment. Thank you!

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,082.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436279

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436279	$10,400	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436279. Member loan 436279 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Retif	Debt-to-income ratio:	8.37%
Length of employment:	4 years	Location:	Covington, LA

Home town:
Current & past employers:	Retif
Education:

This borrower member posted the following loan description, which has not been verified:

The credit crisis. The credit crunch. Whatever you want to call it, it affects everyone. I thought my great credit history would prevent me from being involved, but I was wrong. I almost got away unscathed until I received this letter from my credit card company: "Due to current market conditions we are raising your interest rate." Are they raising my rate because I was late, or over my credit limit? No! They are raising it because "everyone else is doing it." What a scam! And this is not just a small nudge, its a 70% increase (almost double the interest). I refuse to give my business to companies who treat their best and lowest risk customers like dirt. This loan is in an amount that I can comfortably afford to pay back monthly and will be used to pay down the credit card that raised it's rate on me. I have other credit card accounts with low rate (less than 2% for the life) and a home equity loan.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,416.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436281	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436281. Member loan 436281 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	Medin Corp	Debt-to-income ratio:	9.09%
Length of employment:	3 years 8 months	Location:	MIDLAND PARK, NJ

Home town:	Hackensack
Current & past employers:	Medin Corp
Education:	Bergen Community College

This borrower member posted the following loan description, which has not been verified:

I am buying an engagement ring for my girlfriend. I have several bank accounts with Valley National Bank in Wayne NJ some of which I have had over 15 years. In that time I have had 3 personal loans and 1 auto loan. All 4 loans were paid off early. I bought a house in Midland Park with my brother in May of 2007. The mortgage is $2900 a month. I pay 50% and my brother pays 50%. I contacted Valley about a personal loan for the engagement ring and they say that my 88,000.00 annual gross income doesn't cover my $2900 a month mortgage. I explained to them that I only pay $1400 a month because I split the payment with my brother. My brother and I both have Valley National Bank. Valley can see we have a joint account for the last 2 -1/2 years that we both contribute equally and house expenses get deducted from this account. Valley says that they need a cosigner on the loan because they can not assume that I split the mortgage even though they can plainly see we do split. I would consider asking my brother or another family member to cosign on a Valley loan but I do not want anyone knowing my intentions to propose. I am in a bit of a bind. I need a personal loan for $6000.00 without any penalties for paying off early. I also want it directly deducted from my checking account monthly.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	63
Revolving Credit Balance:	$3,236.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 436294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436294	$5,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436294. Member loan 436294 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Fleet Car Carriers	Debt-to-income ratio:	10.32%
Length of employment:	7 months	Location:	south richmond hill, NY

Home town:	Guyana
Current & past employers:	Fleet Car Carriers, Nemet Motors
Education:

This borrower member posted the following loan description, which has not been verified:

I need a loan to help pay for my son college expenses.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,350.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436320	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436320. Member loan 436320 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	Best Buy	Debt-to-income ratio:	6.55%
Length of employment:	2 years	Location:	LANSDALE, PA

Home town:	Honolulu
Current & past employers:	Best Buy, Drexel University
Education:	East Stroudsburg University of Pennsylvania, Montgomery County Community College-Blue Bell, Denison University

This borrower member posted the following loan description, which has not been verified:

I would like to refinance my credit cards into 1 payment a month therefore getting myself out of debt before I have to buy a car and house in the near future. I have never had a late payment on any account of mine and always pay on time and more than the minimum that is required.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,027.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436353

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436353	$15,850	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436353. Member loan 436353 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Hacienda La Puente USD	Debt-to-income ratio:	22.84%
Length of employment:	10 years 2 months	Location:	Long Beach, CA

Home town:	Pico Rivera
Current & past employers:	Hacienda La Puente USD, Volunteers In Parole
Education:	Univesity of San Diego, Cal State Long Beach

This borrower member posted the following loan description, which has not been verified:

I am a very responsible person and am asking for a loan so that I can pay off my credit cards without using a debt reduction company. I am a teacher in California and was recently and quite suddenly laid off for the summer. We area year round school and this has never happened before. I was caught somewhat unprepared financially. I applied for unemployment but was denied and am now in the process of appealing the denial...several of my co-workers were approved some of us weren't. There are 94,000 people waiting for appeals hearings at this time, it's going to be awhile before I get my benefits money. I have always made all of my payments on time and always more than the minimum payment. I called most of my creditors asking to work something out as I am going back to work on August 31 and will start getting my salary again on October 1. I have had most of my credit cards for over 15-20 years and have always paid on time. Each company I spoke with was not willing to help me at all. I was asking for 2 months reprieve from making payments that was all. I have managed to get this far, August 21 in what I had saved and what I am earning by teaching for a local private eductional company. I have taken the opprotunity of being off work to learn to teach 2 new classes and will be teaching them beginning in October. I also learned to be a notary and a loan document signing notary and will use these new skills to help pay off the loan. I would prefer to pay off the debt rather then go the route of a reduction program but am angry that the credit companies refused to consider my request. I'd rather see someone else get the interest. I am a good bet, not a quitter, I work hard and will pay off everything borrowed.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	27
Revolving Credit Balance:	$14,958.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436358

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436358	$9,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436358. Member loan 436358 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	D&R Electric	Debt-to-income ratio:	2.85%
Length of employment:	10 years	Location:	boonsboro, MD

Home town:	Boonsboro
Current & past employers:	D&R Electric
Education:	high school techincal college

This borrower member posted the following loan description, which has not been verified:

I'm trying to buy a truck from an independant dealer I've been approved for financing through bank but they won't approve loan to a non-francised dealer. Its a 2006 truck with very low miles...good deal I have great credit own my home and have no other paymants but my mortgage thanks

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,922.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436364	$8,400	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436364. Member loan 436364 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	County of San Bernardino	Debt-to-income ratio:	6.52%
Length of employment:	10 years 6 months	Location:	Joshua Tree, CA

Home town:	Santa Monica
Current & past employers:	County of San Bernardino, Coldwell Banker, Pacific Telesis, Pitney Bowes
Education:	University of California-Los Angeles (UCLA), University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

Been working over 10 years at the same job as a social worker and make a good income (over $55,000/year). Also am a part time realtor, and as we all know, sales have been down. Since I have not sold many houses this year, that extra money that I was used to having isn't available to knock out the credit card debt like usual. The bank interest is now an awful 19% variable, since they decided to change the terms of the agreement. I have never been late on a payment and pay everything on time. I am also an investor here and have been pleased with the returns. So I am looking to increase your savings rate as we, together, reduce the bank's very high interest. Have gotten more conservative about what I am spending and am on the way with Dave Ramsey's notion that "debt is dumb." After the 2 credit cards are done, I'll work on the car then the house. Thanks for your consideration!

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,883.00	Public Records On File:	0
Revolving Line Utilization:	45.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436371	$7,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436371. Member loan 436371 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,040 / month
Current employer:	dhud	Debt-to-income ratio:	14.90%
Length of employment:	23 years	Location:	fleming island, FL

Home town:	Kansas City
Current & past employers:	dhud, jensen salisbury
Education:	Park University

This borrower member posted the following loan description, which has not been verified:

I want to buy a flight ticket for my fiance who will immediately pay me back. I have excellent credit and expect to receive a large sum of money from his sale in land.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,876.00	Public Records On File:	0
Revolving Line Utilization:	61.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436388

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436388	$20,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436388. Member loan 436388 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,100 / month
Current employer:	California Time Express	Debt-to-income ratio:	3.60%
Length of employment:	8 years 7 months	Location:	Glendale, CA

Home town:
Current & past employers:	California Time Express
Education:

This borrower member posted the following loan description, which has not been verified:

Currently I am employed with a warehouse shipper that delivers fresh produce as well as dry products locally here in California. With the company slowly expanding, I have a great opportunity in my hands that I cannot turn down. The reason I am applying for this loan, is to purchase a local freight truck that I can put to use for the company that I am currently working for. As a warehouse manager, I???ll have the opportunity to use my own truck for work, which in return will benefit me financially and increase my paycheck. Why not apply for an auto loan??? I have thought about this, however, in the long run, I overall get a better deal for the price of the truck with a cash offer than a financing offer. Thank you for allowing the opportunity to consider my request for this loan.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,930.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436389

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436389	$11,225	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436389. Member loan 436389 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,466 / month
Current employer:	York Machine Works	Debt-to-income ratio:	8.89%
Length of employment:	2 years 10 months	Location:	Napa, CA

Home town:	St. Helena
Current & past employers:	York Machine Works, Ground Control Systems
Education:	California Polytechnic State University (CalPoly)

This borrower member posted the following loan description, which has not been verified:

I had to live beyond my means for a little while in order to move back to my home town and marry my wife. Over the past 3 years I have increased my income and am now slowly paying off the debt I incurred when I took a pay cut in order to move back home. The APRs on my credit cards are higher than I would like and I would like to find someone who wants my business more than the credit card companies. I have a good and very stable job as a machinist in the Napa Valley wine country. In fact, I will be buying the company I work for in the coming year. I also own my home jointly with my father and don't have a car payment. In addition to the income from my job, I also have rental income from two tenants in my house. I am a very responsible borrower and would like to get me and my wife out from under high interest rates as we continue to make a life for ourselves.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,243.00	Public Records On File:	0
Revolving Line Utilization:	68.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436407

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436407	$3,375	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436407. Member loan 436407 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	USAA	Debt-to-income ratio:	8.51%
Length of employment:	8 years 6 months	Location:	San Antonio, TX

Home town:	Moscow
Current & past employers:	USAA
Education:	University of Texas at Austin School of Law

This borrower member posted the following loan description, which has not been verified:

Hello....my husband is deployed in Iraq and will be coming back home this christmas. We are going to be getting our first home together in Texas. We need a bigger down payment, we a great people and have excellent credit, would have tried banks but they are so tight with thier loans. Please advise or help.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,566.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 436432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436432	$20,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436432. Member loan 436432 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Cobby System	Debt-to-income ratio:	11.71%
Length of employment:	5 years 3 months	Location:	Irvine, CA

Home town:	Penang
Current & past employers:	Cobby System, Public Bank Bhd
Education:	Georgetown, Penang, Malaysia

This borrower member posted the following loan description, which has not been verified:

I have good credit score and I am also a good pay master - pay on time.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,554.00	Public Records On File:	0
Revolving Line Utilization:	84.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 436433

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436433	$4,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436433. Member loan 436433 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,767 / month
Current employer:	LBJ hospital	Debt-to-income ratio:	21.48%
Length of employment:	8 years	Location:	HOUSTON, TX

Home town:	san salvador
Current & past employers:	LBJ hospital, harris county
Education:	none

This borrower member posted the following loan description, which has not been verified:

consolidate credit cards and student loan

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	25
Revolving Credit Balance:	$2,529.00	Public Records On File:	0
Revolving Line Utilization:	11.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436451	$2,400	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436451. Member loan 436451 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$417 / month
Current employer:	PS Stearns	Debt-to-income ratio:	4.08%
Length of employment:	4 years	Location:	PHILADELPHIA, PA

Home town:	San Pedro
Current & past employers:	PS Stearns, Montgomery County Emergency Services, Market Resource Partners
Education:	York College Pennsylvania, Philadelphia College of Osteopathic Medicine, Saint Joseph's University

This borrower member posted the following loan description, which has not been verified:

Hello, My current lease expires at the end of this month and and my fiancee and I need to move to another apartment. I just graduated from Graduate School with a Master's Degree in Psychology and have yet to take a full time position, however I will be within the next week or so. My fiancee just started an exciting new position with a market research company in center city Philadelphia about a month ago. We need to cover all moving expenses (first, last, security deposit), and due to my lack of a job and his new position, we currently don't have enough capital to put a down payment on the apartment. We attempted to get a loan from our own bank, but they couldn't provide enough funds in time for us to pay for the apartment that we want. This is purely an instance of bad timing, if this were any other time we could easily afford to foot those bills, but right now we do not have that money that we need. This is the first time either of us have ever been in this position, and we need help because without this loan we have no other options for relocating to a new apartment. We are both college graduates and have never faced this sort of predicament. We are more than prepared to pay this off in less than a year, well short of the suggested 3 year loan you are offering. I understand you are concerned with the liability of giving us this money, especially in this economy. We assure you that this will be paid off in the next 6-9 months so we can put this entire problem behind us and hopefully never need to do anything like this again. We are just in a very precarious situation and this is our final option. I hate to use the word "desperate" bu unfortunately I think that is exactly what we are. We have nowhere else to turn, please accept this for us. Thank you.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$500.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436466	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436466. Member loan 436466 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,246 / month
Current employer:	Random House	Debt-to-income ratio:	9.19%
Length of employment:	5 years 5 months	Location:	new york, NY

Home town:	Sulphur Springs
Current & past employers:	Random House, Sue Devitt Studio, Estee Lauder, Belk, The Crate
Education:	Berry College

This borrower member posted the following loan description, which has not been verified:

I just turned 30 and realized..time to grow up, acknowledge the mess I got myself into and take care of it in a responsible way. As of today, I owe $22987.17. I will use every dollar loaned to pay off all credit cards with a balance. I am closing 5 credit cards. I have a full time job and am seeking a part time job as well for added income. My ultimate goal is to pay off the debt responsibly, save my credit and fico scores and start my own business in the future. I have set up a budget on mint.com and am actively looking at ways to be more responsible with my money. This loan is the first step. Once I am approved for this loan and have a monthly payment amount, my plan will be in place and I can start a healthier new financial life.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,818.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436479

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436479	$12,800	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436479. Member loan 436479 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,917 / month
Current employer:	n/a	Debt-to-income ratio:	11.66%
Length of employment:	n/a	Location:	Rancho Cucamonga, CA

Home town:	Rancho Cucamonga
Current & past employers:	Lowe's, House2Home
Education:	Chaffey College

This borrower member posted the following loan description, which has not been verified:

My husband and I are committed to consolidating our high interest rate credit cards into a lower rate loan that will allow us to pay off our credit card debt at an earlier date. The credit cards we are consolidating into this loan have not been used in 6+ months and payments have been on-time. I am employed full-time as a manager for a large retail corporation and my husband is employed full-time as a senior director for a large educational institute. We are capable of paying off the requested loan amount but a loan with a more favorable rate would allow us to pay off the debt that much earlier and would allow me to return to school to finish obtaining my teaching credentials. Both of us are responsible candidates that have always been employed and are fully committed to making this loan consolidation a reality for us. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	24
Revolving Credit Balance:	$13,608.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 436481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436481	$5,375	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436481. Member loan 436481 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,659 / month
Current employer:	GTSI	Debt-to-income ratio:	15.13%
Length of employment:	7 years 3 months	Location:	Frederick, MD

Home town:	Aledo
Current & past employers:	GTSI
Education:	University of Maryland

This borrower member posted the following loan description, which has not been verified:

I am an executive with a very good income. I only want to swap some credit card debt for a similar loan with a lower rate. I am not looking to increase total debt, in fact, my wife and I are on a 5 year plan to eliminate all debt, including the mortgage.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	75
Revolving Credit Balance:	$74,809.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436527	$4,800	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436527. Member loan 436527 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,504 / month
Current employer:	na	Debt-to-income ratio:	0.96%
Length of employment:	n/a	Location:	mayetta, KS

Home town:	Mayetta
Current & past employers:	na
Education:

This borrower member posted the following loan description, which has not been verified:

My name is renetta if i recieve the loan I will use it for home repairs, i will be able to pay it back with my monthly social security check.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$757.00	Public Records On File:	0
Revolving Line Utilization:	13.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436545

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436545	$3,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436545. Member loan 436545 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,666 / month
Current employer:	Hawker Beechcraft Company	Debt-to-income ratio:	24.21%
Length of employment:	1 year	Location:	Belle Plaine, KS

Home town:	Clearwater
Current & past employers:	Hawker Beechcraft Company, Labinal Inc., Dassault Falcon Jet
Education:	Embry Riddle Aeronautical University at Daytona Beach

This borrower member posted the following loan description, which has not been verified:

Looking for a short term loan to assist in paying down high-interest credit debt. Currently employed full time as an Electrical Engineer (Aerospace). Highest Level of education completed is a BS in Aircraft Engineering Technology from Embry-Riddle Aeronautical University. Possible to secure loan against 2007 Suzuki DR650SE if needed for lower interest.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	40
Revolving Credit Balance:	$13,532.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436551

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436551	$16,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436551. Member loan 436551 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Goldman Sachs	Debt-to-income ratio:	9.63%
Length of employment:	1 year 5 months	Location:	NEW YORK, NY

Home town:	Ahemdabad
Current & past employers:	Goldman Sachs, General Electric
Education:	Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

Hi, With the way the current market is, I am looking to take charge of my finances and consolidate my credit card debt. I am hoping to pay off this loan in a quicker fashion than how long it would take me to pay off the credit cards (due to high interest rates). Thanks.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,199.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436552	$9,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436552. Member loan 436552 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$9,167 / month
Current employer:	Center for Autism and Related Disorders, Inc. (CARD)	Debt-to-income ratio:	24.00%
Length of employment:	4 years 5 months	Location:	Carlsbad, CA

Home town:	Rescue
Current & past employers:	Center for Autism and Related Disorders, Inc. (CARD), Sunrise Senior Living, Hewlett-Packard, Vector Marketing
Education:	University of California-Los Angeles (UCLA), Maric College - San Diego

This borrower member posted the following loan description, which has not been verified:

When you get your first credit card, everyone always warns you to be careful that things don't spiral out of control. That was a lesson I had to learn the hard way, apparently! I've always made my payments on time and never defaulted on any of my accounts. I'm now 27, married, both my husband and I have steady jobs in stable industries, and we're looking forward to someday starting a family. However, with the way credit card companies are increasing their interest rates, it feels like I'll never got ahead of my debt enough to do so! When we got married, we used all monetary gifts to pay off most of our debt, and no longer use the cards we have. I'm looking for a loan to consolidate the rest of our debt so that I can get ahead of my payments and start to see a light at the end of the tunnel.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,415.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436556	$1,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436556. Member loan 436556 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Aspire	Debt-to-income ratio:	14.40%
Length of employment:	5 years	Location:	BUFFALO, NY

Home town:	Getzville
Current & past employers:	Aspire
Education:	Buffalo State College

This borrower member posted the following loan description, which has not been verified:

Hi! I need a loan just to start me off of my new apt. In the summertime, my hours get reduced, yet I work full-time. I have a full-time job and love my job. I am a little short and going to be in a new apt. I just need to get the basics. I will not use the money for gambling or anything that is a want. I promise to pay this loan and my goal is to pay it off early and become financial responsible.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,994.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 360781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360781	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360781. Member loan 360781 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Michael Foods	Debt-to-income ratio:	8.04%
Length of employment:	3 years 1 month	Location:	Gaylord, MN

Home town:	Gay
Current & past employers:	Michael Foods
Education:	Minnesota State University-Mankato

This borrower member posted the following loan description, which has not been verified:

now

A credit bureau reported the following information about this borrower member on October 29, 2008:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,204.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 381376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381376	$6,350	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381376. Member loan 381376 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Norwich Public Library	Debt-to-income ratio:	24.20%
Length of employment:	9 years 11 months	Location:	Chelsea, VT

Home town:	Bronx
Current & past employers:	Norwich Public Library, Gifford Medical Center
Education:	Vermont College, Hudson Valley Community College

This borrower member posted the following loan description, which has not been verified:

I own a small home--built in 1921--in rural Vermont. Overall the house is in good shape but the corrugated metal roof is 35 years old and leaks in two areas. Need to replace with standing seam metal roof and do ceiling repairs. Also need some porch repairs. Single mother of 2 children, have full-time, stable and secure job but little savings. I gladly work hard to support my children and need to provide them with a safe and warm home.

A credit bureau reported the following information about this borrower member on February 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,272.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396046	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396046. Member loan 396046 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Chattahoochee County Board of Education	Debt-to-income ratio:	24.68%
Length of employment:	4 years	Location:	Columbus, GA

Home town:	Eufaula
Current & past employers:	Chattahoochee County Board of Education, FedEx Corporation, U.S. Army
Education:	Vincennes University

This borrower member posted the following loan description, which has not been verified:

I want to consolidate all loans and chargecards and make one monthly payment. I have five different credit cards I am paying off now, only one active. I make over $ 60,000.00 year, capable of repayment, just want to strongly consolidate my debt.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,265.00	Public Records On File:	0
Revolving Line Utilization:	16.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436449

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436449	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436449. Member loan 436449 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	BE and k Inc. a KBR company	Debt-to-income ratio:	15.57%
Length of employment:	19 years 2 months	Location:	GARDENDALE, AL

Home town:	Gardendale
Current & past employers:	BE and k Inc. a KBR company
Education:

This borrower member posted the following loan description, which has not been verified:

I want to pay off my bills so i can build a home.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	38
Revolving Credit Balance:	$16,430.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436454

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436454	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436454. Member loan 436454 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,771 / month
Current employer:	Shire HGT	Debt-to-income ratio:	6.34%
Length of employment:	1 year 6 months	Location:	WEST ROXBURY, MA

Home town:	Boston
Current & past employers:	Shire HGT, Shire HGT
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

Thanks

A credit bureau reported the following information about this borrower member on August 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,660.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 436579

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436579	$5,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436579. Member loan 436579 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	Union Pacific Railroad	Debt-to-income ratio:	21.68%
Length of employment:	16 years 5 months	Location:	Vancouver, WA

Home town:	Huntington Park
Current & past employers:	Union Pacific Railroad, Marlette Homes
Education:	Salt Lake Community College

This borrower member posted the following loan description, which has not been verified:

To eliminate a couple of high interest credit cards, and to get out of a payday loan loop that I thought was a solution to an immediate situation, but obviously turned out to be a poor situation.

A credit bureau reported the following information about this borrower member on August 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	51
Revolving Credit Balance:	$38,436.00	Public Records On File:	0
Revolving Line Utilization:	84.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436584

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436584	$6,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436584. Member loan 436584 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,958 / month
Current employer:	Dorchester House Health center	Debt-to-income ratio:	11.48%
Length of employment:	1 year	Location:	Brockton, MA

Home town:	Guadalajara
Current & past employers:	Dorchester House Health center, Orametrix
Education:	Boston University School of Dental Medicine

This borrower member posted the following loan description, which has not been verified:

Hello, I am a financially stable individual with a flawless payment record. Great income and reliable. I need a loan for a used motorcycle no need for a new one. Thanks

A credit bureau reported the following information about this borrower member on August 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,653.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436649	$5,175	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436649. Member loan 436649 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	self	Debt-to-income ratio:	20.64%
Length of employment:	n/a	Location:	los angeles, CA

Home town:	portland
Current & past employers:	self, Telefund, Inc., Market Developoment Company, Music Matters
Education:	LACC, TSU, Nashville Tech, Vanderbilt University

This borrower member posted the following loan description, which has not been verified:

as a student of legal studies, i want to continue my legal education in business and media law as i develop a marketing company to network hollywood artists with viable web-based structures. in contrast to primitive industry methods, the capital will go towards cutting edge dispersal methods, tour structuring, branding, merchandising, and multi-media tie-ins. the success of premium artists in the live touring marketplace will easily replenish the investment capital.

A credit bureau reported the following information about this borrower member on August 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,177.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436657	$7,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436657. Member loan 436657 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	23.32%
Length of employment:	n/a	Location:	Norwalk, OH

Home town:	Norwalk
Current & past employers:	Berry Plastics, Lake Park Industries
Education:

This borrower member posted the following loan description, which has not been verified:

I want to borrow money to pay off credit card debt at a much lower interest rate.

A credit bureau reported the following information about this borrower member on August 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,430.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436681	$1,600	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436681. Member loan 436681 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	HRN Services Inc	Debt-to-income ratio:	9.64%
Length of employment:	10 years 6 months	Location:	Lacey, WA

Home town:	San Andreas
Current & past employers:	HRN Services Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I have outstanding medical bills and dont make enough money to cover them all.

A credit bureau reported the following information about this borrower member on August 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,113.00	Public Records On File:	0
Revolving Line Utilization:	23.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 436687

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436687	$3,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436687. Member loan 436687 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,083 / month
Current employer:	Schlotzsky's Deli	Debt-to-income ratio:	0.00%
Length of employment:	2 years 6 months	Location:	WACO, TX

Home town:	Corsicana
Current & past employers:	Schlotzsky's Deli, Germania Insurance, Inc.
Education:	Baylor University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to finance my education with Baylor University. I have two semesters left before I graduate and my financial aid won't cover all of my expenses. I am working part-time to pay for my rent and living expenses, and the amount I make will also cover the payments on this loan.

A credit bureau reported the following information about this borrower member on August 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,717.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436696

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436696	$20,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436696. Member loan 436696 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Thai Chili	Debt-to-income ratio:	13.63%
Length of employment:	2 years 8 months	Location:	Sumter, SC

Home town:
Current & past employers:	Thai Chili
Education:	PSU

This borrower member posted the following loan description, which has not been verified:

We'd like to expand our business to new location and need some capital for back-up,and securing the lease purpose.

A credit bureau reported the following information about this borrower member on August 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	48
Revolving Credit Balance:	$259.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436709	$10,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436709. Member loan 436709 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Stewart Web Development Inc	Debt-to-income ratio:	10.67%
Length of employment:	3 years 2 months	Location:	Austin, TX

Home town:
Current & past employers:	Stewart Web Development Inc, Self-employed IT Consultant
Education:	Austin Community College

This borrower member posted the following loan description, which has not been verified:

We are serious about being debt free and started paying off our credit card debt that we've accumulated over the past 10 years. I want to reach that goal, based on our income and ability to pay towards our debt, in mid 2010. Our current situation is: 8 credit cards with interest rates 21.90% - 29.99% with a total of $10,757 1 credit card at 16.99% with $3,412 2 credit cards at 9.99% & 10.90% with $5,151 We don't qualify for any 0% balance transfer credit cards at the moment, and at this point I am trying to refinance the very expensive portion of our debt (> 20%) at a lower rate. Realistically somewhere in the 10% - 15% range. The $10,000 loan from you would be used to pay off all 8 credit cards with the 20+ percent interest rates. Right now we are paying minimum payments on all cards , and about $700 - $1000 a month towards the currently most expensive card. I am a self-employed IT consultant Texas and I will be making around $125k this year.

A credit bureau reported the following information about this borrower member on August 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,575.00	Public Records On File:	0
Revolving Line Utilization:	97.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436721

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436721	$2,700	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436721. Member loan 436721 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,125 / month
Current employer:	Self employed maid services	Debt-to-income ratio:	0.89%
Length of employment:	22 years 3 months	Location:	gainesville, FL

Home town:	miami
Current & past employers:	Self employed maid services
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

My son is currently taking his last 30 credits at the university of florida in order to earn a degree in computer software engineering. Unfortunately he has fallen on hard times due to the economy causing quite a decrease in part time jobs. He was currently holding two jobs in order to pay his rent and tuition but was laid off by one recently to staff shortages. Unfortunately now he is unable to pay his tuition for the upcoming semester and i also am unable to help him in my current economic state. I am a single mother that works as a maid in order to support him and my other son that is currently entering his first year of college. Both my sons are hardworking students , especially my eldest who has worked since he started college to pay for his tuition and rent. I currently earn enough to meet my rent and other expenses but have been unable to come up with enough money to cover his tuition that is due in a couple of days. If it were monthly installments then i could but am unable to pay the lump sum as of now. Please help me further my son's education, any help is greatly appreciated and the money borrowed will be paid back as quickly as possible. Many thank in advance.

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 26 dated August 24, 2009